Registration No. 002-29240

Registration No. 811-01668

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 91	/ X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 81	/ X /

(Check appropriate box or boxes.)

NML VARIABLE ANNUITY ACCOUNT B
(Exact Name of Registrant)
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)
720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

Raymond J. Manista, Executive Vice President, Chief Legal Officer and Secretary
The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copy to: Gabriella R. Saenz, Counsel The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202 414-665-8704

Approximate Date of Proposed Public Offering Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485 on May 1, pursuant to paragraph (b) of Rule 485
x	60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in Individual Flexible Payment Variable Annuity Contracts

P r o s p e c t u s

May 1, 2021

Flexible Payment Variable Annuity

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account B

This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)	457 Deferred Compensation Plan Annuities
Roth IRAs	Tax Deferred Annuities
Simple IRAs	Non-Transferable Annuities
Simplified Employee Pension Plan IRAs	Non-Tax Qualified Annuities

This prospectus describes two classes of the Select Variable Annuity Contract: a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn). The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.	Emerging Markets Equity Portfolio	Russell Investment Funds
Growth Stock Portfolio	Government Money Market Portfolio	U.S. Strategic Equity Fund
Focused Appreciation Portfolio	Short-Term Bond Portfolio	U.S. Small Cap Equity Fund
Large Cap Core Stock Portfolio	Select Bond Portfolio	Global Real Estate Securities Fund
Large Cap Blend Portfolio	Long-Term U.S. Government Bond Portfolio	International Developed Markets Fund
Index 500 Stock Portfolio	Inflation Protection Portfolio	Strategic Bond Fund
Large Company Value Portfolio	High Yield Bond Portfolio
Domestic Equity Portfolio	Multi-Sector Bond Portfolio	Russell Investment Funds LifePoints®
Equity Income Portfolio	Balanced Portfolio	Variable Target Portfolio Series
Mid Cap Growth Stock Portfolio	Asset Allocation Portfolio	Moderate Strategy Fund
Index 400 Stock Portfolio		Balanced Strategy Fund
Mid Cap Value Portfolio	Fidelity® Variable Insurance Products	Growth Strategy Fund
Small Cap Growth Stock Portfolio	VIP Mid Cap Portfolio	Equity Growth Strategy Fund
Index 600 Stock Portfolio	VIP Contrafund® Portfolio
Small Cap Value Portfolio		Credit Suisse Trust
International Growth Portfolio	Neuberger Berman Advisers Management Trust	Commodity Return Strategy Portfolio
Research International Core Portfolio	Sustainable Equity Portfolio
International Equity Portfolio

Fixed Options

Guaranteed Interest Fund 1	Guaranteed Interest Fund 8

The Contract (including the fixed options) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in this Contract. All contractual guarantees (including the fixed options) are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties.

In some states, this cancellation period may be longer. Depending on your state of issue, upon cancellation you will receive either the full amount of your Purchase Payment(s) or your Contract Value. You should review the prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans. Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

As permitted by regulations adopted by the SEC, paper copies of your underlying portfolios’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from us at (888) 455-2232 free of charge. Instead, your portfolio annual and semi-annual reports will be made available on [www.NMwebsite.com] and you will be notified by mail each time a report is posted and provided with a link to access the report for each Portfolio. Your election to receive shareholder reports in paper will apply to all future reports for all Portfolios available under your Contract. If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by signing up for eDelivery at [NMwebsite.com].

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHNAGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER OT SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BU THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant. If the Contract is annuitized under a single life income plan, there will be one Annuitant. If the Contract is annuitized under a joint life income plan, there will be two Joint Annuitants.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary—A person who receives payments under the Contract upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.

Contract—The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest money under your contract and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (3) any withdrawals from any Guaranteed Account and any applicable Market Value Adjustment or charges under the Contract deducted from any Guaranteed Account.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the 1940 Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Account—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Income Plan— An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a multi-year Guaranteed Account before the end of a Guaranteed Period.

Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law generally requires be withdrawn from certain tax-qualified annuities each year.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

This prospectus describes two classes of the Select Variable Annuity Contract: a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).

Important Information You Should Consider About the Contract

An investment in the Contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table.

FEES AND EXPENSES
Charges for Early Withdrawals

For back-load Contracts, if you withdraw amounts or surrender your Contract for up to eight years following the applicable Purchase Payment(s), you will be assessed a surrender charge of up to 6% of the Purchase Payment(s).

For example, if you surrender your back-load Contract before your first Contract anniversary and your total initial investment was $100,000, you will pay a surrender charge of up to $6,000.

Transaction Charges

In addition to surrender charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load on front-load Contracts, charges for enhancing your death benefit option, as well as charges for expedited delivery or wire transfers.

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract[1] (varies depending on whether Contract is front-load or back-load)	[___]%[2]	[___]%[2]

	Investment Options (Portfolio company fees and expenses)	[___]%[3]	[___][3]

	Optional Benefits Available for an Additional Charge	[___]%[4]	[___]%[4]

[1] Includes mortality and expense risk fees (charged as a percentage of Contract Value) and the annual contract fee (a fixed dollar amount that may be waived for certain Contract Value amounts).

2 As a percentage of Separate Account assets.

[3] As a percentage of Portfolio assets.

[4] As a percentage of Contract Value [or benefit base] if the Optional Benefit is selected.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

	Lowest Annual Cost:	Highest Annual Cost
	$____[1]	$_______[1]

Assumes:

•        Investment of $100,000

•        5% annual appreciation

•        Least expensive

combination of Contract Classes

(front-load or back-load) and

Portfolio fees and expenses

•        No optional benefits

•        No sales charges

•        No additional Purchase

Payments, transfers or withdrawals

Assumes:

•        Investment of $100,000

•        5% annual appreciation

•        Most expensive

combination of Contract Classes

(front-load or back-load) and

Portfolio fees and expenses

•        No sales charges

•        No additional Purchase

Payments, transfers or withdrawals

[1] Based the Annual Fee table figures above.

RISKS
Risk of Loss	You can lose money by investing in the Contract.
Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings and from a tax perspective is generally less attractive if owned by a non-natural person. Surrender charges may apply to Purchase Payments for up to eight years, your Contract Value will be reduced if you withdraw money and withdrawals may be subject to tax penalties or other unfavorable treatment. Your Contract has also adopted measures to deter short-term trading that may trigger additional restrictions.

Risks Associated with Investment Options	Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) available under the Contract, and each Portfolio (including any fixed account investment options) will have its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.

Insurance Company Risks

Investment in the Contract is subject to the risks related to the Depositor (Northwestern Mutual), and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888) 455-2232.

RESTRICTIONS
Investments

Transfer requests involving the fixed account options are subject to special restrictions, including individual state law restrictions as to availability or amounts. These options are available only during the accumulation phase of your Contract and after your initial investment may be subject to limits on additional amounts, including minimum required investments or maximum limits on total amounts. Transfers out of these fixed options are also subject to specific limitations, including charges, and monies moved out of these options may limit the availability of any positive market value adjustment that might otherwise apply.

Transfers among Divisions are subject to the Contract’s short-term and excessive trading policies.

Under certain circumstances Northwestern Mutual reserves the right to remove a Portfolio or substitute another Portfolio for such Portfolio.

Optional Benefits

Optional benefits may be subject to additional charges that may vary by issue age, are not available for all issue ages, must be elected at issue and cannot be added once it is removed or expires. We may stop offering an optional benefit at any time.

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals (and some distributions) will generally be subject to ordinary income tax rates, and may be subject to penalties.

CONFLICTS OF INTEREST
Investment Professional Compensation

The Contract is sold exclusively through financial representatives of Northwestern Mutual’s affiliated broker-dealer, who are compensated with a commission based on a percentage of Purchase Payments, and Northwestern Mutual may share revenue it earns on the Contract with its affiliated broker-dealer. These financial representatives may have a financial incentive to offer or recommend the Contract over other investments.

Exchanges

Some financial representatives may have a financial incentive to offer a new Contract in place of the one you already own. You should only exchange an existing contract if you determine, after comparing the features, fees and risks of both contracts, that it is preferable to purchase the new Contract rather than continue to own an existing contract.

Overview of the Contract

The Contract is an individual flexible payment variable annuity contract, the purpose of which is primarily to provide for the accumulation of value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis through allocations to a variety of Portfolios and/or fixed account options. The Contract is sold for use under a variety of tax-qualified and nontax-qualified plans and may be appropriate if you have a long-term investment horizon. It is not intended for short-term investment and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.

During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The annuitization period begins when you start receiving a stream of periodic annuity payments under your Contract that begin on the date you select, and all or a portion of such payments will be taxed as ordinary income. The amount you accumulate under your Contract, including the results of investment performance of your Divisions and interest earned under the fixed options will determine the amount of your monthly annuity payments. Additional information about the Portfolios in which the Divisions invest is provided in the Appendix (see “APPENDIX A: Portfolios Available Under Your Contract).

In addition to the Divisions which vary with the investment experience of the underlying Portfolios, the Contract offers two fixed options (Guaranteed Interest Fund 1, or GIF 1, and Guaranteed Interest Fund 8, or GIF 8) that credit interest at declared rates.

Below are other features and options that the Contract offers.

•        Contract classes. The Contract currently offers two classes for new investors, a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).

•        Accessing your money. During the accumulation phase, you may make a withdrawal of your Contract Value or surrender the Contract by submitting a request in writing or by telephone, subject to our administrative procedures. We may waive the surrender charge for up to 10% of Contract Value withdrawn each year subject to certain conditions.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the annuitization period will depend on the variable income plan selected.

•        Tax treatment. You may transfer Contract Value among the Divisions and the fixed options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when (1) you make a withdrawal or surrender; (2) you receive an annuity payments under the Contract; or (3) upon payment of the death benefit.

•        Preservation+ Strategy. You may allocate all or a portion of your initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount you allocate to the strategy through the crediting of a fixed rate of interest to the portion invested in GIF 8 while permitting participation in the potential risk and returns of your selected Divisions.

•        Asset Allocation Models. We make available five asset allocation models at no charge. Each model is comprised of a combination of Divisions representing various asset classes. The models represent various levels of risk ranging from conservative to very aggressive.

•        Death Benefit. Your Contract includes a death benefit that will pay your designated beneficiaries (1) the Contract Value if an Annuitant dies before the Contract Maturity Date and on or after his or her 75th birthday, or (2) the greater of the Contract Value or Purchase Payments less any adjustment for each withdrawal if an Annuitant dies before the Contract Maturity Date and before his or her 75th birthday. If an Annuitant dies after the Contract Maturity Date or any time after Annuity Payments begin, no death benefit is payable. The Contract has an Enhanced Death Benefit option available for an additional charge.

•        Additional Features and Services. We make certain additional services available under the Contract at no additional charge:

The Automatic Dollar Cost Averaging Plan allows you to transfer a set amount from the Government Money Market Division to other Divisions on a regular schedule. The Portfolio Rebalancing feature automatically rebalances your Contract Value among your selected Divisions in order to restore your allocation to the original level monthly, quarterly, semi-annually, or annually. You may participate only in one of the Automatic Dollar Cost Averaging Plan and Portfolio Rebalancing feature at a time. We also allow automatic transfers or sweeps of interest from the

GIF 1 to any combination of the Divisions monthly, quarterly, semi-annually or annually. We do not charge for participation in these features.

The Systematic Withdrawal Plan allows you to set up automatic monthly withdrawals from your Contract Value. We will take any withdrawal under this plan proportionally from your Contract Value in your selected investment options or the investment options you designate subject to certain conditions. We do not charge for participation in this feature.

The Terminal Illness Benefit allows you to withdrawal all or a portion of your Contract Value without incurring a withdrawal charge if the Primary Annuitant is terminally ill (as defined in the Terminal Illness Benefit Rider) and has a life expectancy of 12 months or less. The Nursing Home Benefit allows you to withdraw all or a portion of your Contract Value without incurring a withdrawal charge if the Primary Annuitant has been confined for at least 90 consecutive days to a licensed nursing facility or hospital and certain other conditions are satisfied. See the prospectus for a full explanation of the required conditions. The Terminal Illness and Nursing Home Benefits are not available in New York.

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy, surrender, or withdraw from the Contract. On the right side of these tables we show the fees and expenses that you will pay daily and periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so. These tables do not include any withdrawal charges that may apply upon withdrawals from a Guaranteed Interest Fund 8. (See “Fixed Options”)

Front-Load Contract (in which a sales charge is assessed when Purchase Payments are made)

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Maximum Sales Load	4.5%
Withdrawal Charge	None
Transfer Fee	None
Expedited Delivery Charge[1]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[2]	0.75%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[2]	0.75%
Current Mortality and Expense Risk Fees[2]	0.50%
Other Expenses	None

Total Current Separate Account Annual Expenses[2]	0.50%

Annual Contract Fee[3]
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percentage of the entire benefit)[4]	0.40%

Back-Load Contract (in which a sales charge is assessed if and when amounts are withdrawn)

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Sales Load	None
Maximum Withdrawal Charge for Sales Expenses	6%
Transfer Fee	None
Expedited Delivery Charge[1]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[2]	1.50%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[2]	1.50%
Current Mortality and Expense Risk Fees[2]	1.25%
Other Expenses	None

Total Current Separate Account Annual Expenses[2]	1.25%

Annual Contract Fee[3]
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percentage of the entire benefit)[4]	0.40%

1            For express mail delivery with signature required; the express mail delivery charge without signature is $15. We also charge $15 for wire transfers in connection with withdrawals.

2            We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation Units and 0.75% for back-load Contract Class A Accumulation Units. Under the back-load Contract, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract Anniversary if the Contract Value is at least $25,000 and the Class B Accumulation Units are no longer subject to a withdrawal charge. For further information on Class B and Class A Accumulation Units, see “Mortality Rate and Expense Risk Charges—Reduction of Charges.”

3            We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future.

4            The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant’s birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.

Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found at the back of this document (i.e., APPENDIX A: Portfolios Available Under Your Contract).

	Minimum**		Maximum**
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	___	%	___	%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	___	%	___	%

*    The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.

** As a percentage of average Portfolio assets.

For more information about voluntary fee waivers that may be in place, see the “Charges” section.

Examples

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, and annual Portofolio expense. The Examples assume that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum expenses of the underlying Portfolios (as set forth above) as well as the Optional Enhanced Death Benefit Maximum Charge. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

Back-Load Contract With the Enhanced Death Benefit—(assumes the maximum EDB charge (i.e., at issue age 56-65) and surrender or annuitization, just before the end of each time period, to a fixed income plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)

	1 Year	3 Years	5 Years	10 Years

Maximum Total Annual Portfolio Operating Expenses	$908	$1,609	$2,133	$3,647

Back-Load Contract With the Enhanced Death Benefit—(assumes the maximum EDB charge (i.e., at issue age 56-65) and assuming no surrender, no annuitization, or assuming an annuitization to a variable income plan; i.e., where a withdrawal charge would not apply)

	1 Year	3 Years	5 Years	10 Years

Maximum Total Annual Portfolio Operating Expenses	$308	$1,009	$1,733	$3,647

Back-Load Contract Without the Enhanced Death Benefit—(assumes a surrender or annuitization, just before the end of each time period, to a fixed income plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)

	1 Year	3 Years	5 Years	10 Years

Maximum Total Annual Portfolio Operating Expenses	$867	$1,488	$1,934	$3,267

Back-Load Contract Without the Enhanced Death Benefit—(assumes no surrender, no annuitization, or assuming an annuitization to a variable income plan; i.e., where a withdrawal charge would not apply)

	1 Year	3 Years	5 Years	10 Years

Maximum Total Annual Portfolio Operating Expenses	$267	$888	$1,534	$3,267

Front-Load Contract With the Enhanced Death Benefit—(assumes the maximum EDB charge; i.e., at issue age 56-65)

	1 Year	3 Years	5 Years	10 Years

Maximum Total Annual Portfolio Operating Expenses	$670	$1,193	$1,741	$3,230

Front-Load Contract Without the Enhanced Death Benefit

	1 Year	3 Years	5 Years	10 Years

Maximum Total Annual Portfolio Operating Expenses	$630	$1,074	$1,543	$2,836

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. For the back-load Contract, the mortality and expense risk charge and the withdrawal charge depend on the length of time amounts have been held under the Contract and the size of the amounts held. (See “Mortality Rate and Expense Risk Charges—Reduction of the Charges” and “Withdrawal Charges—Withdrawal Charge Rates.”) We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate of 0.75% for the front-load Contract and 1.50% for the back-load Contract. The expense numbers shown in the tables reflect the withdrawal charge and the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (0.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.01% for the front-load Contract and 0.04% for the back-load Contract based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2020.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Principal Risks

Risk of Loss You can lose money by investing in the Contract.

Not a Short-Term Investment The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings and from a tax perspective is generally less attractive if owned by a non-natural person. Surrender charges may apply to Purchase Payments for up to eight years, your Contract Value will be reduced if you withdraw money and withdrawals may be subject to tax penalties or other unfavorable treatment. Your Contract has also adopted measures to deter short-term trading that may trigger additional restrictions.

Risks Associated with Investment Options Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) available under the Contract, and each Portfolio (including any fixed account investment options) will have its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.

Insurance Company Risks Investment in the Contract is subject to the risks related to the Depositor (Northwestern Mutual), and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Risk Products Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $       billion as of December 31, 2020. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account B (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•        Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•        Invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased.

•        Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•        Create new separate accounts.

•        Combine the Separate Account with any other separate account.

•        Transfer the assets and liabilities of the Separate Account to another separate account.

•        Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•        On behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to Contracts supported by the Separate Account to the Company’s General Account.

•        Add, delete, or make changes to the securities and other assets that are held or purchased by the Separate Account.

•        Terminate and/or liquidate the Separate Account.

•        Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•        Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract makes available a variety of variable and fixed investment options. The Company does not endorse or recommend any particular option nor does it provide investment advice. You are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth in Appendix A at the end of this prospectus.

There can be no assurance that the Portfolios will realize their objectives. You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this Prospectus. Read the prospectuses carefully before you invest. Each Portfolio has a prospectus that contains more detailed information about the Portfolio. You can find these documents online at [NMwebsite.com], by calling (888) 45502232 or by sending an email request to [NMemailaddress.com]. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit [www.NMwebsite.com] to obtain these documents.

Payments We Receive    The Contract makes available both proprietary and non-proprietary Portfolios. The Northwestern Mutual Series Fund, Inc. is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Contract, we consider during the selection process whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Contracts and Portfolios. The Company and its affiliates may profit from these payments.

While not currently the case, certain Portfolios available under the Contract may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We would also consider the receipt of these payments generally to be a positive factor when selecting Portfolios.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries and Instructions” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions. Subject to our requirements and availability, your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed below.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.

Before the Maturity Date, you may transfer amounts which you have invested in a Guaranteed Account to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to a Guaranteed Account for investment on a fixed basis, subject to the restrictions described in the Contract. (See “The Guaranteed Accounts.”)

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two or more such round trip transfers within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable

Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a Contract is restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts of different durations (“Guaranteed Accounts”), provided they are available in your state and under your Contract: the Guaranteed Interest Fund 1 (“GIF 1”) (formerly referred to as the “Guaranteed Interest Fund”) and the Guaranteed Interest Fund 8 (“GIF 8”). Your ability to make investments in a Guaranteed Account may also be limited by state law. Currently, neither GIF 1 nor GIF 8 is available in Contracts subject to New York law. For Contracts subject to Vermont and Maryland law sold before May 1, 2013, no investments may be applied to GIF 8 after the first Contract anniversary. To find out if a Guaranteed Account is available in your state and under your Contract, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Except where noted above, GIF 1 is available for investment under both front-load and back-load Contracts. GIF 8 is only available under back-load Contracts. Guaranteed Accounts are not available after annuitization. We reserve the right to discontinue offering all Guaranteed Accounts or a Guaranteed Account of a particular duration. We also reserve the right to offer additional multi-year Guaranteed Accounts from time to time. The effective date of an investment in a Guaranteed Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined.

Interest is credited and compounded daily on amounts you invest in a Guaranteed Account at a rate that we declare (“Declared Rate”), in our discretion, for a guaranteed period that we specify (“Guaranteed Period”). For Contracts issued on or before [      ], the Declared Rate will not be less than a minimum guaranteed annual effective rate of 0.50% (or a higher rate if required by applicable state law). For Contracts issued after [        ], the Declared Rate will not be less than a minimum guaranteed annual effective rate of [    ]% (or a higher rate if required by applicable state law). We also guarantee that the cash value of your investment in the Guaranteed Accounts will not be less than a minimum amount determined by a formula that complies with applicable state insurance nonforfeiture law. For GIF 1, the Declared Rate will be effective for a Guaranteed Period equal to the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. For GIF 8, the Declared Rate will be effective for a Guaranteed Period ending eight years from the effective date; provided, however, an investment in GIF 8 is not permitted if the Guaranteed Period would extend beyond the Maturity Date of the Contract.

Upon expiration of a Guaranteed Period for GIF 1, we will apply a new Declared Rate for a new one-year Guaranteed Period. Upon expiration of a Guaranteed Period for GIF 8, any amounts remaining in that Guaranteed Account will be transferred to the Government Money Market Division of the Separate Account unless you otherwise instruct us to allocate the amounts to a Division(s) of the Separate Account or a new Guaranteed Period for either GIF 1 or GIF 8.

Moving into a Guaranteed Account    You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account. Subject to the limitations described below, you may make additional investments in GIF 1 at any time prior to the Maturity Date of the Contract. No additional transfers may be made into a GIF 1 for 90 days following a transfer out of a GIF 1. Additional investments in GIF 8 are not permitted without our consent. Currently, we permit additional investments in GIF 8 that represent proceeds from exchanges under Section 1035 or rollovers under Section 408 of the Internal Revenue Code of 1986, as amended (the “Code”), provided (i) you inform us at the time of your initial investment in the Contract, and (ii) that such proceeds are received by us within 90 days (or whatever period that may be required under applicable state law) thereafter. Interest will accrue on those proceeds from the date of receipt, but they will be treated for all other purposes the same as your initial investment. Subject to this limited exception, if you direct us to make additional investments in GIF 8, they will be invested in the Government Money Market Division.

Moving out of a Guaranteed Account    Transfers from Guaranteed Accounts are subject to certain limits. No transfers from GIF 8 are permitted during the first four years following the start of a Guaranteed Period. After a transfer is made from a Guaranteed Account, no additional transfers may be made from that Guaranteed Account for a period of 365 days. Additionally, the maximum amount of Accumulation Value that may be transferred from a Guaranteed Account in a single transfer may not be more than the greater of (i) 25% of the Accumulation Value of the Guaranteed Account on the preceding Contract anniversary date, or (ii) the amount of the most recent transfer from that Guaranteed Account. (For Contracts issued prior to March 31, 2000, the percentage limit by the terms of the Contract is 20%, but our current practice, which we may change without notice to you, is to permit up to 25%.) In no event may the amount of a single transfer from a Guaranteed Account be greater than $50,000. (The $50,000 limit does not apply to Contracts subject to New York law.) These limitations on individual transfers do not apply to transfers from GIF 8 at the end of a Guaranteed Period. These transfer limitations can be illustrated as follows:

Amount of initial deposit into a GIF	Maximum amount you can transfer annually	Total number of years until initial deposit can be transferred completely
$25,000	$6,250	4 years
$75,000	$18,750	4 years
$100,000	$25,000	4 years

Withdrawal Charge    Maturity benefits and withdrawals under a back-load Contract are subject to the withdrawal charge described under “Deductions—Withdrawal Charges.” Because the withdrawal charge will affect the amount available for withdrawal, you should carefully consider its effect before investing in, and making a withdrawal from, the Contract.

The withdrawal charge applicable to withdrawals from GIF 8 during the first four years of a Guaranteed Period differs from that which is applicable to other withdrawals in several respects. First, the charge applies to withdrawals from GIF 8 during the first four years of each and every Guaranteed Period. Second, during those four years it applies to the Accumulation Value, rather than to Net Purchase Payments. During the first three years of a Guaranteed Period, the withdrawal charge equals 6% of the amount of the Accumulation Value withdrawn. During the fourth year, the charge equals 5% of the amount of the Accumulation Value withdrawn. Net Purchase Payments that are subject to the withdrawal charge are reduced by an amount equal to that portion of the Accumulation Value withdrawn from GIF 8 during the first four years, beginning with the highest withdrawal charge category and rate.

Market Value Adjustment (GIF 8 Only)    Transfers and withdrawals (but not payments of Contract fees or payments due to the death of the Primary Annuitant) made from GIF 8 prior to the end of a Guaranteed Period will be charged or credited with a market value adjustment (“MVA”). No MVA will apply if you do not transfer or withdraw amounts from GIF 8 before the end of a Guaranteed Period. The amount of the MVA will depend upon the difference, if any, between the seven-year Constant Maturity Treasury interest rate in effect on the second-to-last business day of the month preceding the start of the Guaranteed Period and an interest rate, in effect on the second-to-last business day of the month preceding the date of the transfer or withdrawal, equal to the Constant Maturity Treasury interest rate for the period closest to the time remaining in the Guaranteed Period (but not less than one year). If the rate in effect at that time exceeds the seven-year rate preceding the start of the Guaranteed Period, the MVA will be negative and decrease the amount available for transfer or withdrawal from GIF 8. If the opposite is true, the MVA will be positive and increase such amount. For Contracts issued in TX or AL sold prior to May 1, 2013, the MVA formula may differ; read your Contract for specific details.

In no event will the MVA increase or decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to GIF 8 since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled the Nonforfeiture Rate during that same time period. The Nonforfeiture Rate is a rate defined in the Contract and is based on the five-year Constant Maturity Treasury interest rate on the second-to-last business day of the month preceding the start of the Guaranteed Period during which the transfer or withdrawal is made. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from GIF 8 prior to the end of a Guaranteed Period.

To calculate the MVA for your contract, use the following formula:

A x [(1+B)n / (1+C)n -1] where;

A	=	the Account Value being withdrawn or transferred from GIF 8;
B	=	the 7-year Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month in which the declared interest rate first became effective;
C	=	the Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month of the withdrawal or transfer for the duration nearest the time remaining in the Guaranteed Period but not less than one year; and
n	=	the number of years, including fractional years, remaining in the Guaranteed Period.

In the determination of the Market Value Adjustment, a period whose length is exactly half-way between periods for which a Constant Maturity Treasury Rate is reported will be considered to be nearer to the shorter duration, but not less than one year.

Set forth below are two examples showing the application of the market value adjustment feature in the case of a withdrawal or transfer from GIF 8 before the end of the Guarantee Period. The first example assumes rising interest rates; the second assumes declining interest rates:

GIF 8 Market Value Adjustment Example

GIF 8 Deposit = $50,000

Guaranteed Interest Rate = 4.5% for 8 years

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates increase

Current GIF 8 Account Value = $57,058.31

7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit)

5-year Constant Maturity Treasury Rate = 5.00% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)

Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 5.00%)5 -1] = -$676.04

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates decrease

Current GIF 8 Account Value = $57,058.31

7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit

5-year Constant Maturity Treasury Rate = 4.25% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)

Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 4.25%)5 -1] = +$1,381.49

Note: The market value adjustment will not increase or decrease values by more than the interest credited to GIF 8 since the beginning of the guarantee period in which an amount is withdrawn or transferred out to the date of the withdrawal or transfer over the interest that would have been credited if the interest rate declared by the Company had equaled the Nonforfeiture Rate during the same time period. For the example above, assuming a Nonforfeiture Rate of 3%, the maximum positive or negative market value adjustment would be $57,058.31-$50,000(1.03)3 = $2,421.96.

Additional Information    “Portfolio Rebalancing” may not be used with any Guaranteed Account, and “Automatic Dollar Cost Averaging” and “Interest Sweeps” may not be used with GIF 8. Withdrawals from GIF 8 during the first four years of a Guaranteed Period may be taken in the form of a variable income plan, except for payments for a specified period. (See Option 1 under “Income Plans—Description of Variable Income Plans.”)

Amounts you invest in a Guaranteed Account become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the Guaranteed Accounts do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the Guaranteed Accounts. (See “Deductions.”) For purposes of allocating and deducting the annual Contract fee, we treat GIF 1 the same as Divisions of the Separate Account; no portion of the annual Contract fee will be deducted from GIF 8 unless insufficient value exists in the Divisions and GIF 1.

In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the GIF under the Securities Act of 1933 and we have not registered the GIF as an investment company under the 1940 Act. Accordingly, neither the GIF nor any interests therein are generally subject to these Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the GIF. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Preservation+ Strategy    (Back-load Contracts only) Subject to the investment minimums and maximums discussed above, Owners may elect to allocate all or a portion of their initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount that Owners allocate to the strategy through the crediting of a fixed rate of interest to the portion of that allocation invested in GIF 8 for the Guaranteed Period, while permitting participation in the potential returns – and attendant risks – of the Division(s) of the Separate Account Owners select among the Divisions available under the Strategy. A mathematical formula is used to determine the part of the total initial Purchase Payment allocated to the Strategy that must be invested in GIF 8 to guarantee a return of principal and interest from GIF 8 at the end of the Guaranteed Period (less any applicable Contract fees charged to GIF 8 during the period). This guarantee is subject to the condition that Owners make no withdrawals or transfers from GIF 8 during the eight-year Guaranteed Period. The remainder of the initial Purchase Payment allocated to the Preservation+ Strategy is invested in the Division of the Separate Account that invests in the Portfolio(s) selected by Owners. Under the Preservation+ Strategy, the Company guarantees the return of the amount allocated to GIF 8 plus a fixed rate of interest on that amount (less any applicable Contract fees charged to GIF 8). Owners assume the risk associated with the amount invested in the Separate Account. The Company guarantees the return of the principal amount invested under the Strategy. Owners also assume the risk that their investment in the Preservation+ Strategy may result in the return of only the principal amount invested under the Strategy, subject to the claims-paying ability of the Company.

The Company does not make recommendations as to whether an Owner should elect to allocate all or a portion of their initial Purchase Payment to the Preservation+ Strategy. Owners should consult their financial representative for more information about the Preservation+ Strategy and whether the Preservation+ Strategy is appropriate for them.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are subject to tax as ordinary income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on a contract owned by a non-natural person will generally be treated as ordinary income subject to annual taxation.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required under applicable state law), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event applicable state law requires us to return the full amount of your purchase payment, we will do so.

Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (iii) any withdrawals from any Guaranteed Account and any applicable MVA or charges under the Contract deducted from any Guaranteed Account. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We may surrender your Contract for its Contract Value (i.e., with no withdrawal charge), in accordance with applicable state law, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. For back-load Contracts in non-tax qualified situations, the minimum initial Purchase Payment is $5,000. For all other back-load Contracts, the minimum amount for an initial Purchase Payment is $100, or $25 if payments are made through our Electronic Funds Transfer (“EFT”) Plan. For front-load Contracts, the minimum initial Purchase Payment is $10,000. The minimum amount for each subsequent Purchase Payment for all Contracts is $25, although we may accept lower amounts in certain circumstances. We will accept larger purchase payments than the minimums, but total purchase payments under any Contract may not exceed $5,000,000 without our consent. For all Contracts, Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”) For back-load Contracts issued in Oregon sold before May 1, 2013, you may not make Purchase Payments after the first Contract anniversary if the Maturity Date is earlier than the Contract anniversary nearest the Annuitant’s 90th birthday.

In certain situations, we may, in our discretion, reduce or waive our minimum purchase payment requirements. For example, for back-load Contracts in non-tax qualified situations, we may reduce the minimum initial purchase amount from $5,000 to no less than $4,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $5,000. We may also reduce or waive our $5,000 minimum if your application is submitted as part of a group of applications, including those being paid for through a multiple-contract billing. For front-load Contracts, we may reduce the minimum initial purchase amount from $10,000 to no less than $5,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $10,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the front-load Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees.

Guaranteed Account Investment Minimums and Maximums    Guaranteed Accounts are subject to certain investment minimums and maximums in addition to those described above. Amounts that are applied to GIF 8 are subject to an investment minimum of $10,000, unless we consent to a lesser amount. We also limit the maximum amount that may be invested in the Guaranteed Accounts. Without our prior consent, no investment may cause the Accumulation Value of all Guaranteed Accounts (the sum of all applied amounts and credited interest, less fees and any amounts transferred or withdrawn) to exceed a maximum amount we specify in the Contract. For Contracts currently being issued, the maximum amount specified in the Contract is $100,000. To the extent that an investment causes the maximum amount to be exceeded, the excess amount would be invested in the Government Money

Market Division of the Separate Account until you instruct us otherwise. Changes in the investment minimums and maximums will be applied on a prospective basis only and will not affect contract owners invested in the Guaranteed Accounts as of the date of such change. Contract owners who are invested in a Guaranteed Account and whose investment did not meet the new minimum investment requirement or whose investment exceeded the new maximum investment limit may continue to remain invested in the Account and, with our consent, would be able to continue to allocate purchase payments and transfers to that Account up to the current maximum investment limit.

Application of Purchase Payments    We credit Net Purchase Payments, after deduction of any sales load, to the variable and/or fixed investment options as you direct. The application of Purchase Payments to the Guaranteed Account options are subject to special rules (see “The Investment Options—Fixed Options.”) We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Division; the term “Accumulation Units” describes the value of this interest in the Separate Account. For the back-load Contracts, there are two types of Accumulation Units: “Class A” and “Class B.” We credit Class B Accumulation Units to your back-load Contract each time you make a Purchase Payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of Purchase Payments and the length of time that the amounts have been held under a back-load Contract. (See “Mortality Rate and Expense Risk Charges.”) Class B Accumulation Units are subject to a withdrawal charge while Class A Accumulation Units are not subject to such a charge.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.

Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed, and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your

Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Reduction or Waiver of Certain Charges    Sometimes sales of contracts to groups of similarly situated individuals or on behalf of such individuals in connection with certain arrangements, for example, trust arrangements, may lower our costs and expenses. We reserve the right to reduce or waive certain fees or charges when this type of sale occurs, where permitted by state law. We determine which groups and arrangements are eligible for this treatment based on criteria we establish, including but not limited to some or all of the following: the size or type of group or arrangement; the amount of expected Purchase Payments; any prior or existing relationship between us and the prospective purchaser(s); the length of time a group of contracts is expected to remain active; the purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and any other factors that we believe indicate that costs and expenses may be reduced. We reserve the right to modify, suspend, or terminate any such determination or the treatment applied to a particular group at any time.

Maturity Date    Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”) Any death benefit you elect will automatically terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).

Gender-Based Annuity Payment Rates    Federal law, and the laws of certain states, may require that Annuity considerations and Annuity Payment rates be determined without regard to the sex of the Annuitant. Because we offer the Contracts for use with certain plans where these rules may have general application, the Annuity Payment rates in the Contracts do not distinguish between male and female Annuitants. However, Contracts with sex-distinct rates are available as applicable. Prospective purchasers of the Contracts should review any questions in this area with qualified counsel.

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Accumulation Unit Value of their Contract at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Accounts. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Withdrawals from the GIF 8 may be subject to special withdrawal charges and an MVA. (See “Investment Options—The Fixed Options.”) Complete or partial withdrawals under back-load Contracts may be subject to a withdrawal charge. (See “Withdrawal Charges.”) Such withdrawals may be prohibited under the terms of your plan, and may also trigger certain tax penalties. (See “Federal Income Taxes.”)

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under variable income plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract, less the applicable withdrawal charge. (See “Withdrawal Charges.”) For Contracts, issued in Oregon sold prior to May 1, 2013, no withdrawals may be made within the first five years after the date a variable income plan 1 takes effect. If Annuity Payments are being made under variable income plan 2 and the payee dies during the certain period (or if both payees die during the certain period of variable income plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)

We may accept withdrawal or full surrender requests (including, but not limited to exchanges reported under IRC §1035 and direct trustee to trustee transfers) in writing or by telephone, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. Full surrenders may require a signed form. Withdrawal requests may be submitted on properly completed Northwestern Mutual forms or an electronic order ticket. See “Owner Inquiries and Instructions” for more information. Improperly submitted and incomplete forms will not be considered to be in good order and will not be processed. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that an Income Plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or whatever period that may be required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date any time prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefit of a Contract in a lump sum or under the Income Plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable income plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender or death benefit from the Government Money Market Division until the Portfolio is liquidated.

Other Benefits Available Under the Contract

The following table summarizes information about a variety of standard and optional benefits available under the Contract. If applicable, information about the fees associated with a benefit included in the table may be found in the Fee and Expense Tables.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/Restrictions
Death Benefit	The Contract provides a death benefit to be paid under a lump sum, fixed or variable income plans or continued in force as a new contract for the payee(s)	Standard	No Charge

●                Only payable if the Annuitant dies before the Maturity Date (or after Annuity Payments begin)

●                Income plans have their own payout benefit rules at death (see below)

●                Is reduced for withdrawals

●                If payee elects to continue the contract in force, additional restrictions may apply

Enhanced Death Benefit	An optional enhanced death benefit is available that allows the owner to annually “lock in” certain increases in Contract Value	Optional	0.40%[1]

●                Not available for all issue ages and Contract Value adjustments are limited by the primary Annuitant’s age

●                Must be elected at issue

●                Cannot be added once terminated

●                There is a charge for this benefit

Income Plans	Annuity payments and death benefit payments are payable under various income plans on a variable or fixed basis	Standard	No charge[2]

●                Plans for annuity payments for specified period are not available for Contracts issued after May 1, 2013

●                Variable income plans are subject to some Contract charges (as well as expenses of the underlying Portfolios) and are subject to market risk

●                Fixed income plans are funded through withdrawals from the Separate Account and may be subject to a withdrawal charge

●                Transfers between income plans are only allowed under limited circumstances

Fixed Options	Two fixed options, GIF 1 and GIF 8, are available during the accumulation phase and credit interest at Declared Rates not less than a minimum guaranteed annual effective rate of .50%. For GIF1, the Declared Rate will be effective for a Guarantee Period equal to the shorter of twelve months or the period of time remaining until the Maturity Date of the Contract. For GIF 8, the Declared Rate will be effective for a Guarantee Period of eight years (see “Fixed Options” section)	Standard	No Charge[3]

●                Principal and interest rates for fixed option amounts guaranteed by Northwestern Mutual are subject to its claims-paying ability

●                Effective rates apply only for specified Guarantee Periods, the terms for which may change at our discretion and may be limited by your Contract’s Maturity Date

●                Allocations to and from GIF 1 and GIF 8 may be subject to special restrictions, such as minimum and maximum limits on initial and additional amounts invested and limits on the timing and amount of transfers out of these options

●                GIF 8 is not available under front-load contracts

●                GIF 8 is not available if the period of time remaining to the Maturity Date of the Contract is less than eight years

●                Amounts moved out of GIF 8 before the end of a Guarantee Period may be subject to a negative market value adjustment

●                Portfolio Rebalancing, Automatic Dollar Cost Averaging and Interest Sweeps may not be used with GIF 8

Preservation+ Strategy

Allows Owners to allocate all or a portion of their initial Purchase Payment to a strategy designed to preserve the principal of amounts allocated to the strategy through the crediting of a fixed rate of interest to the portion invested in GIF 8 while permitting participation in the potential risk and returns of their selected Divisions (see “Fixed Options – Preservation+ Strategy section)

		Optional	No charge

●                Not available for front-load contracts

●                Subject to investment minimum and maximums and other conditions

●                Guarantee period is limited and guaranteed amounts are subject to the claims-paying ability of Northwestern Mutual

Reinvestment of Redemptions	In certain limited circumstances, allows Purchase Payments to be made without the deduction of a sales load, or with a refund of a withdrawal charge	Standard	No charge

●                Request to void redemption must be made within 60 days without passing the Contract anniversary

●                Requests will not be processed where redemption proceeds were paid by a check payable to the Owner and cashed or proceeds directly deposited into a bank account

Terminal Illness Benefit	Waives withdrawal charges if Primary Annuitant is terminally ill	Standard	No charge	● Must meet timing and definitional requirements for “terminal illness”
Nursing Home Benefit	Waives withdrawal charges if Primary Annuitant is confined to a nursing home	Standard	No charge	● Applies after first Contract anniversary ● Confinement must be medically necessary for 90 consecutive days
Automatic Dollar Cost Averaging	On a periodic basis, automatically transfers a specific amount from the Government Money Market Division into other Divisions you selected	Standard	No charge	● Cannot use with portfolio rebalancing ● May not be used with the Guaranteed Interest Fund 8

Systematic Withdrawal Plan	Allows for monthly payments drawn from your investment options during the accumulation phase either proportionately from your investment options or from specific investment options	Standard	No charge	● Proportionate deductions may be limited for amounts in the Guaranteed Interest Funds ● Withdrawal charges may apply to amounts in excess of the free withdrawal amount ● Taxes or penalties may apply
Special Withdrawal Privilege	Allows the withdrawal of 10% of Contract Value without a surrender charge	Standard	No Charge	● Contract must be at least $10,000 ● Applies only after the first Contract anniversary
Portfolio Rebalancing	Automatically rebalances the Divisions you select (either monthly, quarterly, semi-annually or annually) to maintain your chosen mix of Divisions	Standard	No charge	● Ordinarily ends upon transfers from applicable Divisions ● Cannot use with dollar cost averaging ● May not be used with the Guaranteed Interest Fund 8
Interest Sweeps	Automatically transfers interest from the GIF 1 to any combination of Divisions	Standard	No charge	● Minimum Contract Value required for eligibility ● May not be used with the Guaranteed Interest Fund 8
Asset Allocation Models	Allocation models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance.	Standard	No charge	● Only one model is available at a time ● Models are “static” and therefore the Owner must make an affirmative election to change models ● Available models may change in the future

1 The annual charge for the Optional Enhanced Death Benefit is expressed as a percentage of the entire benefit and varies by issue age.

2 Variable income plans continue to be assessed mortality rate and expense risk charges.

3 Some charges apply to amounts allocated to or withdrawn from the Guaranteed Interest Funds but may be calculated in a manner different than the manner applicable to other amounts.

Death Benefit

How Much is the Death Benefit?    The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)

•        If an Annuitant dies before the Contract’s Maturity Date—and on or after his or her 75th birthday—the Death Benefit will equal the Contract Value (determined as described below).

•        If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Income Plans have their own payout benefit rules at death. (See “Income Plans.”)

•        If an Annuitant dies before the Contract’s Maturity Date—and before his or her 75th birthday—the Death Benefit will equal the greater of the following:

•        the Contract Value (determined as described immediately below); or

•        the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)

When is the Death Benefit Determined?    In determining the amount of the Death Benefit, the Contract Value is determined as of the date we receive proof of the Annuitant’s death at our Home Office. If we receive proof of death before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session. The values in any Guaranteed Account are determined in the same manner as are the values in the Separate Account Divisions; i.e., based on the time we receive the appropriate paperwork.

Guaranteed Minimum Death Benefit Examples

Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):

	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Enhanced Death Benefit Examples

Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2022–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2023–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2023–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

How is the Death Benefit Distributed?    If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant. As a matter of current practice, the Contract continues in force, subject to limitations under federal and/or state law (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Government Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner or to a Guaranteed Account (if available)—transfers to a GIF 8 in this circumstance are allowed only if no funds were invested in the GIF 8 on the death of the Annuitant. Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.

If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.

If an Owner is the Annuitant and, during his or her life, elected an Income Plan (see “Income Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect an Income Plan for a Beneficiary, the Beneficiary may elect to:

•        continue the Contract (as described above),

•        receive the Death Benefit under an Income Plan, subject to limitations under federal and/or state law, or

•        receive the Death Benefit as a lump sum check.

In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”) If no affirmative election is made, the Beneficiary will receive the Death Benefit as a lump sum check.

Income Plans

Generally    If you decide to begin receiving Annuity Payments from your Contract, you may choose either: (1) monthly payments for a specified period (guaranteed only for contracts issued before May 1, 2013), or (2) monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of 10 or 20 years if you die sooner, or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. While no charges are assessed on fixed income plans, we will continue to assess mortality rate and expense risk charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Income Plan be invested. The fixed income plans are not described in this prospectus. If you select a fixed income plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. We may make a withdrawal charge in determining the withdrawal value. (See “Withdrawal Charges.”) Your interest, if any, in our General Account would also include the value of any amounts allocated to any Guaranteed Account, plus credited interest, less any withdrawals you have made and any applicable MVA.

A variable income plan means that the amount representing the actuarial liability under the variable income plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a variable income plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A fixed income plan, on the other hand, guarantees the amount you will receive each month. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a variable income plan with payments certain for ten years, using your investment choices then in effect. In addition, upon the Maturity Date, expiration of a Guaranteed Period, or when you elect a variable income plan, any amounts in a Guaranteed Account will be transferred to the Government Money Market Portfolio unless you instruct us otherwise.

Description of Variable Income Plans    The following variable income plans are available:

1.    Period Certain (sometimes referred to as Installment Income for a Specified Period).    An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year (guaranteed only for contracts issued before May 1, 2013).

2.    Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period).    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

3.    Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period).    An annuity payable monthly for a certain period of 10 years and thereafter during the joint lifetime of two Joint Annuitants. On the death of either Joint Annuitant, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may, subject to applicable state law, limit the election of a variable income plan to one that results in an initial payment of at least $20. A variable income plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish variable income plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of an Income Plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first Annuity Payment under the new plan on the basis of the particular plan selected, the Annuity Payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between Income Plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from an Income Plan involving a life contingency nor transfer to an Income Plan that does not involve the same life contingency. Income Plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular variable income plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. A contract with Annuity Payment rates that are not based on sex is also available. (See “Special Contract for Employers.”) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the variable income plan involves life contingencies. The first payment will be lower if the variable income plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulation Units become Class B Annuity Units on the Maturity Date.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1⁄2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular variable income plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Reinvestment of Redemptions    In special limited circumstances, we will allow Purchase Payments to be made without the deduction of a sales load (or with a refund of a withdrawal charge) for those Contract Owners who make a Purchase Payment in connection with a request to void a redemption made within 60 days (or whatever period that may be required under applicable state law) of our receipt of the redemption request. Such Purchase Payments and the amount of any withdrawal charge deducted upon redemption will be reinvested at the accumulation unit value next determined for each investment option after our receipt of the signed request for reinvestment in good order at our Home Office. Purchase Payments will be applied to the same investment option(s) from which the initial redemption(s) were made. We will not process a request for reinvestment where redemption proceeds were paid by check made payable to the Contract Owner and such check was cashed, where the redemption proceeds are directly deposited to a checking or savings account, or if the time between the distribution and the request for reinvestment crosses a contract anniversary. Similarly, we may refuse to process requests for reinvestment where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. For further information, contact your financial representative.

Terminal Illness Benefit    Withdrawal charges are waived if the Primary Annuitant is terminally ill (as defined in the Terminal Illness Benefit Rider) and has a life expectancy of 12 months or less (or whatever period that may be required under applicable state law). No withdrawal charge will be waived if the determination of terminal illness is made before the Contract was issued. No Purchase Payments may be made to the Contract once proof of terminal illness is provided to the Company. Whether by Contract or Company practice, we are extending this benefit to terminal injury as well, effective May 1, 2013.

Nursing Home Benefit    Withdrawal charges are waived after the first Contract anniversary if the Primary Annuitant’s confinement is medically necessary for at least 90 consecutive days (or whatever period that may be required under applicable state law) on a 24 hour per day basis in a licensed nursing facility or hospital (as defined in the Nursing Home Benefit Rider). No withdrawal charge will be waived if the confinement began before the Contract was issued. No Purchase Payments may be made to the Contract once proof of confinement is provided to the Company. A request for waiver of withdrawal charges must be made no later than 90 days (or whatever period that may be required under applicable state law) following the date confinement ended.

The Terminal Illness and Nursing Home Benefits are not available in New York.

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Government Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Government Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices. You should consult your financial representative before deciding whether to elect dollar cost averaging.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate except that proportionate deductions are not made from a multi-year Guaranteed Account unless amounts in the other investment options are insufficient to cover the requested withdrawal. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios or Guaranteed Accounts is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. We may deduct a withdrawal charge from any amount you withdraw in excess of your free withdrawal amount, and you may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Special Withdrawal Privilege    You can withdraw 10% of the Contract’s accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.

Only Contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options. A program of regular investing cannot assure a profit or protect against loss in a declining market.

Interest Sweeps    If you select this service we will automatically sweep or transfer interest from the GIF 1 to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.

Only Contracts with $10,000 or more in the GIF 1 are eligible. (Interest sweeps are not available for amounts in the GIF 8.) The amount and timing restrictions that ordinarily apply to transfers between the GIF 1 and the investment Divisions do not apply to interest sweeps.

Asset Allocation Models    The Company currently makes available allocation models at no extra charge. An Owner can select only one model at a time. Each of the five models currently available is comprised of a combination of Portfolios representing various asset classes with various levels of risk tolerance ranging from conservative to very aggressive. An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change allocations to a current model, the Owner may do so by contacting their financial representative or by calling 1-888-455-2232. There will be no automatic rebalancing to these models unless the Owner chooses the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should consult their financial representative for more information about available allocation models and whether investment in a model is appropriate for them.

Available models may change from time to time. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time without affecting an Owner’s current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as an investment option under the Contract (see “Substitution of Portfolio Shares and Other Changes” above for more information regarding the substitution of a Portfolio). In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if Original Portfolio becomes no longer available (e.g., a substitution, merger, liquidation or closure), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers Between Divisions” above for more information about how to change portfolio allocations).

Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.

Charges

We will make the following current charge deductions:

Sales Load    For the front-load Contract we deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We will pay any excess of distribution expenses over sales loads from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described below. For front-load contracts sold between May 1, 2000 and April 30, 2003, the sales load on cumulative purchase payments in excess of $1,000,000 is 0.5%. We base the charge on cumulative Purchase Payments we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate

First $100,000	4.5%
Next $400,000	2.0%
Balance over $500,000	1.0%

Contract Fee    On each Contract anniversary prior to the Maturity Date, we charge $30 for administrative expenses relating to the Contracts during the prior year. We cannot increase this charge. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in a Guaranteed Account as though it were an investment of the same amount in one of the Separate Account Divisions, except that no amount will be taken from a GIF 8 unless insufficient value exists in the GIF 1 and the Separate Account Divisions. This fee is intended only to reimburse us for our actual administrative expenses. We waive the Contract fee if the Contract Value on the Contract anniversary is $25,000 or more. Currently, we are also waiving the Contract fee if the Purchase Payments, less withdrawals, equal or exceed $25,000. We reserve the right to change this practice in the future.

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

For the front-load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. For the back-load Contract, the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Separate Account; the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. While our Board of Trustees may increase or decrease such deductions, in no event may the deduction exceed an annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation and Annuity Units, and 0.75% for the back-load Contract Class A Accumulation and Annuity Units.

Reduction of the Charges    For the back-load Contracts, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract Value is at least $25,000 and the Purchase Payment which paid for the Class B Accumulation Units has reached “Category Zero,” that is, its withdrawal charge rate is 0%. (See “Withdrawal Charges.”) As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in a Guaranteed Account. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.

Withdrawal Charges

Withdrawal Charge Rates    When not waived (as described below), we assess certain withdrawal charges if you elect to withdraw Class B Accumulation Units for cash. Such charges compensate us for expenses associated with the sales of the Contracts, including sales commissions. We base the withdrawal charge on purchase payments made according to the categories and rates in the following table:

Category	Withdrawal Charge Rate

8,7, 6	6%
5	5%
4	4%
3	3%
2	2%
1	1%
0	0%

We base the amount in each Category (i.e., the number of years remaining in a withdrawal charge period for a particular Purchase Payment) on cumulative Purchase Payments you have made and on the number of Contract anniversaries that have occurred since you made each Purchase Payment. The first $100,000 of total Purchase Payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional Purchase Payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the Contract.

For example, suppose a back-load contract has an initial Purchase Payment of $400,000 and is allocated among the Division(s) of the Separate Account. The first $100,000 begins in withdrawal charge Category Eight and the remaining $300,000 begins in withdrawal charge Category Four. The withdrawal charge in the first year would be not more than $18,000, i.e., 4% of $300,000 plus 6% of $100,000. Suppose no further Purchase Payments and no withdrawals during the first four years. The $100,000 that was in Category Eight at issue would have moved down one Category each Contract anniversary such that it would move to Category Four on the fourth Contract anniversary. The $300,000 that was in Category Four at issue would move to Category Zero. Suppose the Contract value on the fourth anniversary was $600,000. Because 75% of the Purchase Payments ($300,000/$400,000) are moving to Category Zero, 75% of the Contract value ($450,000) would convert to Class A Accumulation Units and 25% ($150,000) would remain as Class B Accumulation Units. For a withdrawal occurring within the next year, the first $15,000 (10% of $150,000) would be withdrawn from Class B with no withdrawal charge. The next amount withdrawn would be the Contract value attributable to Class A Accumulation Units with no withdrawal charge. The next $100,000 withdrawn (from Class B) would be subject to a 4% withdrawal charge. The withdrawal charge for a full withdrawal would be not more than $4,000. A withdrawal charge is not assessed on any earnings.

To illustrate withdrawal charges on partial withdrawals, consider the following example. Supposed a back-load contract has an initial Purchase Payment of $100,000. On the second contract anniversary, the owner withdraws $20,000, but because of market appreciation, the Contract value at the time of the withdrawal equals $120,000 immediately before the withdrawal. Of the total $20,000 withdrawal, the free partial withdrawal amount is $12,000 (10% of $120,000). The withdrawal charge on the remaining $8,000 is $480 (6% of $8,000). Now assume that on the third contract anniversary, the owner wishes to withdraw the entire account value. At that time, the contract value equals $110,000. The free partial withdrawal amount is $11,000 (10% of $110,000). On the next $92,000 [$100,000 (the amount of the purchase payments) less $8,000 (the amount on which a withdrawal charge has already been assessed)], the withdrawal charge assessed is $4,600 (5% of $92,000). On the rest of the remaining account value (i.e., $7,000), the withdrawal charge is $0. Because we used the $8,000 of purchase payments to determine the charge on the second anniversary, we will not use that amount again for this withdrawal.

Waiver of Withdrawal Charges    When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving Purchase Payments received prior to the date of death to Category Zero. We will also waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first Contract year, in accordance with the terms of the Contract and applicable state law. You may not make Purchase Payments after we are given proof of a terminal illness or confinement.

A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. We will make no withdrawal charge when you select a variable income plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable income plan which is not contingent on the payee’s life (i.e., Plan 1).

For fixed income plans, the Contract provides for deduction of the withdrawal charge when the Income Plan is selected. By current administrative practice, so long as the Contract has been in force for at least one full year, we will waive the withdrawal charge if you select a fixed income plan for a certain period of 12 years or more or certain fixed income plans which involve a life contingency.

As a matter of administrative practice, which we reserve the right to change at any time in our sole discretion, we are currently waiving withdrawal charges on the greater of (i) the Contract Year “withdrawal charge free” amount or (ii) the current year Required Minimum Distributions (except for withdrawals from GIF 8) when submitted on our Required Minimum Distribution Request form.

On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred annuities subject to the provisions of Section 403(b) of the Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will allow new purchase payments, rollovers, or transfers into, and transfers out of, its existing tax-deferred annuity contracts only if certain conditions are met.

Withdrawal Charges and Our Distribution Expenses    The amount of withdrawal charges we collect from the back-load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the distribution expenses we incur in connection with those Contracts, but based on the information presently available we believe it is more likely than not that distribution expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of distribution expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described above.

Special Withdrawal Charges and Rules Applicable to Guaranteed Accounts    See “The Investment Options—Fixed Options” for special withdrawal charges and rules applicable to investments in the GIF 8.

Other Charges

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. Except for some Contracts subject to New York law, we deduct the charge from the Divisions of the Separate Account and the Guaranteed Accounts in

proportion to the amounts you have invested. (For New York front and back load Contracts issued on or after 1/16/04, the charge is deducted only from the Separate Account Divisions and not from the Guaranteed Account(s).)

Premium Taxes    The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes generally range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2019 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of [___]% to a maximum of [___]%.

Expedited Delivery Charge    When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service) and $15 for a wire transfer.

Federal Income Taxes

Qualified and Non-Tax Qualified Plans

We offer the Contracts for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1.        Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b), simplified employee pensions established under Section 408(j) and (k) and SIMPLE IRAs established under Section 408(p).

2.        Roth IRAs pursuant to the provisions of Section 408A of the Code.

3.        Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).

4.        Deferred compensation plans established pursuant to Section 457 of the Code for employees of state and local governments and tax-exempt organizations.

5.        Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern Mutual or other insurance companies or as distributions of termination or death benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.

We also offer the Contracts for use in non tax-qualified situations (i.e., contributions are taxable).

Contribution Limitations and General Requirements Applicable to Contracts

Traditional IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $6,000 for 2020 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. Contributions may be made after age 72 for tax years after December 31, 2019. Annual contributions are generally deductible unless the Owner or the Owner’s spouse is an “active participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $65,000—$75,000 for single filers and between $104,000—$124,000 (indexed) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $196,000—$206,000 (indexed). Federal income tax refunds can be directly deposited into an IRA, subject to contribution limits.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse can also roll over the deceased Owner’s IRA, tax deferred Annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. A nonspouse beneficiary of the deceased owner’s IRA, tax-deferred annuity or qualified plan may also roll over the proceeds to an inherited IRA in a trustee to trustee transfer, subject to annual minimum required distribution rules.

An IRA is nonforfeitable and generally cannot be transferred.

Roth IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $6,000 for 2020 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income (“AGI”) of between $142,000 and $139,000 for single filers, between $196,000 and $206,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible. In addition, certain declared federal disaster relief or military service provisions may supplement this information.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) and employer plans may be rolled over or converted to a Roth IRA. Special valuation rules may apply to the conversion. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

SEP    An employer can make a maximum contribution to a SEP for an eligible employee of the lesser of 25% of the employee’s compensation up to $285,000 or $57,000 (for 2020). In a SEP that permits employee contributions, the employee is allowed to contribute up to $19,500 in 2020, indexed thereafter. Employees who are age 50 or over may also make a catch up contribution of $6,500 for 2020, indexed thereafter. The employer is allowed to match the catch up contribution for any taxable year. SEP contributions are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. The Contracts are nonforfeitable and nontransferable.

SIMPLE IRA    A SIMPLE IRA can be established by an employer for any calendar year in which the employer has no more than 100 employees who each earned at least $5,000 during the preceding calendar year and the employer does not maintain another employer sponsored retirement plan. An eligible employee can elect to contribute up to $13,500 (for 2020). The employer must contribute either a matching contribution of up to 3% of the employee’s compensation or non-elective contribution of 2% of the employee’s compensation up to $285,000 (for 2020) for each employee. A catch up contribution of $3,000 for 2020 and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. SIMPLE IRAs are exempt from the nondiscrimination, top-heavy and reporting rules applicable to qualified plans. The Contracts are nonforfeitable and nontransferable.

Tax Deferred Annuity    Section 403(b) tax deferred annuities can be established for employees of Section 501(c)(3) tax exempt organizations and public educational organizations. The maximum amount that can be contributed depends upon the type(s) of contributions made to the employee’s account and the amount of your includible compensation for your most recent year of service:

Elective Deferrals Only: If there are elective employee deferrals only, the limit for 2020 is the lesser of two rules: (1) the lesser of 100% of the employee’s compensation up to $285,000 or $57,000 or (2) a flat dollar limit of

$19,500, indexed thereafter. Employees age 50 or over may make an additional catch up contribution of $6,500 for 2020 and the limit is indexed thereafter.

Nonelective Contributions Only: If the only contributions are nonelective employer contributions, the maximum limit for 2020 is the lesser of 100% of compensation up to $250,000 or $57,000.

Both Employee and Employer Contributions: Employers are allowed to match employee elective deferrals, including the catch up contribution, for any taxable year or to make contributions in a form other than a match. In such a case, the total of employee and employer contributions for 2020 cannot exceed the lesser of 100% of compensation up to $285,000 or $57,000. Contributions and earnings thereon are not included in the employee’s gross income until distributed. Tax deferred annuities are nonforfeitable and nontransferable and distributions of salary reduction contributions and earnings thereon (except those held as of December 31, 1988) cannot be withdrawn prior to age 59 1⁄2 except on account of severance of employment, death, disability or hardship (contributions only).

If employer contributions are made to a tax deferred annuity, it subjects the annuity to ERISA and tax rules that apply to qualified plans, including minimum coverage, nondiscrimination and spousal consent requirements. ERISA disclosure rules also apply.

On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred annuities subject to the provisions of Section 403(b) of the Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will not allow new purchase payments, rollovers, or transfers into its existing tax-deferred annuity contracts. Transfers out of its existing tax-deferred annuity contracts can only take place if certain conditions are met.

Section 457 Plan    A Section 457 deferred compensation plan can be established by a state or local government or tax-exempt organization. Contracts must be owned by a trust for the exclusive benefit of the employees and the employees’ beneficiaries in a governmental plan and by the employer (subject to claims of the employer’s general creditors) in a plan of a tax-exempt organization. An employee can defer under the plan the lesser of 100% of compensation up to $285,000 (indexed for 2020) or $19,500 for 2020 (indexed thereafter). The dollar limit is doubled if the employee is within 3 years of retirement. Unless the employee is within 3 years of retirement, a catch up contribution of $6,500 for 2020 and indexed thereafter is allowed for employees who are age 50 or older. Amounts deferred and earnings thereon are not includible in the employee’s gross income until they are paid or made available to the employee or the employee’s beneficiary or, in the case of a governmental plan, until they are paid.

Nontransferable Annuity    Nontransferable Annuity Contracts are Contracts held in a tax-qualified plan or trust and transferred to the employee on the employee’s separation from service or death or the termination of the plan. These Contracts cannot accept additional purchase payments and must comply with the spousal consent requirements.

Non-Tax Qualified Contract    There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or over a period not to exceed the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse is not subject to any distribution requirements.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs, SEPs, SIMPLE IRAs, TDAs and Section 457 Plans and Nontransferable Annuities    As a general rule, benefits received as Annuity Payments or upon death or withdrawal from these Contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment which represents a pro rata return of the employee’s “investment in the contract.” After the Owner attains age 72, a 50% penalty may be imposed on payments made from individual retirement annuities, tax-deferred annuities, nontransferable annuity contracts and Section 457 deferred compensation plans to the extent the payments are less than certain required minimum amounts. (See “Minimum Distribution Requirements.”) With certain limited exceptions, including hardship withdrawals and required minimum distributions, benefits from individual retirement annuities, SEPs, tax-deferred annuities, governmental Section 457 plans, and nontransferable annuity contracts are subject to the tax-free roll-over provisions of the Code. However, rollovers of SIMPLE IRAs to individual retirement arrangements within 2 years after the Owner first participates in the SIMPLE IRA plan are fully taxable.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract Value.

Section 457 Plans may also be subject to special rules that limit distributions to separation from service, death, disability, or specified date or hardship. Violation of these rules will result in current taxation of the deferrals and earnings thereon plus a 20% penalty.

Roth IRAs    Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner’s first Roth IRA, and (2) made after the Owner has attained age 59 1⁄2, made to a beneficiary after the Owner’s death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the “investment in the contract” as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner’s death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner’s federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Non-qualified Contracts    If the Owner of a non-tax qualified Contract elects to receive the entire value of the Contract as Annuity Payments under a variable income plan or fixed income plan, or a portion of the Contract as Annuity Payments under either Income Plan for a period of at least the Owner’s life expectancy or ten years, benefits received will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72 (the “exclusion ratio”), until the entire “investment in the contract” is recovered. Benefits received in a lump sum or as partial annuity payments that do not qualify for exclusion ratio taxation will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. For Contracts issued after October 21, 1988, investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property. You should consult a tax advisor about the impact of this new tax on distributions from your contract/policy.

One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other Annuity Contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 6 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as Annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals    A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, tax deferred annuities, nontransferable annuity contracts and nonqualified deferred annuities. The penalty tax increases to 25% for non-exempt withdrawals from SIMPLE IRAs within 2 years after the Owner first participates in the SIMPLE IRA plan. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1⁄2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements    All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1.    IRAs, SEPs, Simple IRAs, TDAs, Section 457 Plans and Nontransferable Annuities:    As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner’s life and the beneficiary designated by the Owner is required to take the balance of the Contract Value within certain specified periods following the Owner’s death.

The Owner must take the first required distribution by the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the Owner and an assumed beneficiary who is ten years younger. Where the beneficiary is the Owner’s spouse, as defined under federal tax law, and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date for IRAs, SEPs and Simple IRAs is April 1 of the calendar year following the calendar year the Owner attains age 72. The required beginning date for TDAs, Section 457 plans and nontransferable annuities is April 1 of the calendar year following the calendar year in which the Owner attains age 72 or retires, if later.

Upon the death of the Owner, the Owner’s beneficiary must take distributions under one of three main rules: (1) the life expectancy rule, (2) the ten year rule, or (3) the five year rule.

(1)        Life Expectancy Rule: An eligible designated beneficiary may take distributions based on the beneficiary’s life or life expectancy when the beneficiary is the surviving spouse of the Owner, a child of the Owner who is under the age of majority (the entire balance must be distributed by December 31st of the tenth year after reaching the age of majority), a disabled or chronically ill beneficiary, or any other person who is not more than ten years younger than the Owner. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

2)        Ten Year Rule: A designated beneficiary who is not an eligible designated beneficiary is required to draw down the entire inherited interest within ten years of the Owner’s death. This applies whether or not the decedent had begun RMDs prior to the Owner’s death.

(3)        Five Year Rule: A beneficiary who is not either an eligible designated beneficiary or a designated beneficiary, as defined by federal tax law, may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

2.    Spousal Exceptions: If the designated beneficiary is the Owner’s spouse, as defined under federal tax law, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date. Alternatively, if the spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the Owner’s death or, if later, by the end of the year the Owner would have attained age 72

3.    Non-spouse Transfers: A nonspouse designated beneficiary may directly roll over the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.

4.    Roth IRAs: The Owner of a Roth IRA is not required to take required minimum distributions during the Owner’s lifetime. However, after the Owner’s death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

5.    Non-qualified Contracts: The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the beneficiary, other than a spousal beneficiary, is required to take minimum distributions pursuant to Section 72 of the Code after the death of the Owner.

Upon the death of the Owner, the Owner’s non-spouse beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1)        Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence within 12 months of the Owner’s death.

(2)        Five Year Rule: A beneficiary may elect to withdraw the entire account balance over five years, completing distributions no later than 60 months after the Owner’s death.

A surviving spouse, as defined by federal tax law, is not required by the tax law to take any distributions during his or her lifetime, and may extend deferral by electing a spousal exchange.

Mandatory Withholding    Generally, benefit payments from tax-deferred annuities, nontransferable annuity contracts, and governmental Section 457 plans will be subject to mandatory 20% withholding unless the payments are rolled over directly to a traditional IRA or to an “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a plan qualified under Section 401(a) of the Code, including a 401(k) plan, profit-sharing plan, defined benefit plan, stock bonus plan, and money purchase plan; a Section 403(a) annuity plan; a Section 403(b) tax-deferred annuity; and a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, or are “required minimum distributions” because these payments are not eligible to be rolled over.

Temporary Rules Under the CARES Act On March 27, 2020 Congress passed the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). Among other provision, the CARES Act includes temporary relief from certain tax rules applicable to qualified contracts. You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving the contract or your interest in the contract.

Required Minimum Distributions: The CARES Act allowed participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in 2020, including any initial required minimum distributions for 2019 that would have been due by April 1, 2020. Additionally, the year 2020 was not counted in measuring the five year or ten year post-death distribution period requirements. Any distributions made in 2020 that, but for the CARES Act, would have been a required minimum distribution instead may be eligible for rollover. Furthermore, distributions that were subject to 20% withholding because they were eligible rollover distributions from Section 403(b) or Former Pension Annuities were only be subject to default withholding.

Retirement Plan Distribution Relief: Under the CARES Act, an “eligible participant” could have withdrawn up to a total of $100,000 from IRAs and certain qualified plans that adopt this provision without being subject to the 10% additional tax on premature distributions. The Federal income tax on these distributions for eligible participants can be spread ratably over three years and the distributions may be re-contributed during the three-year period following the distribution. For these purposes, eligible participants are participants who:

•            have been diagnosed with COVID-19,

•            have spouses or dependents diagnosed with COVID-19, or

•            have experienced adverse financial consequences stemming from COVID-19 as a result of

○            being quarantined, furloughed or laid off,

○             having reduced work hours,

○            being unable to work due to lack of child care,

○             the closing or reduction of hours of a business owned or operated by the participant, or

○             other factors determined by the Treasury Department.

Eligible participants could have taken these distributions from 401(k), 403(b), and governmental 457(b) plans even if they would otherwise be subject to in-service withdrawal restrictions (e.g., distributions before age 59-1/2) and the 20% withholding that would otherwise apply to these distributions does not apply.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities and qualified plans, including but not limited to Plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations, and prospective purchasers desiring to adopt an HR-10 pension or profit-sharing plan or trust should consult qualified tax counsel. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Contract Owner Services

Electronic Funds Transfer (“EFT”)    Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your traditional IRA, Roth IRA, SEP IRA, or non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Automatic Required Minimum Distributions (“RMD”)    For IRAs, SEP Plans, SIMPLE IRA Plans, 403(b) Plans, and Nontransferable Annuities, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1⁄2.

Substitution of Portfolio Shares and Other Changes    When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the applicable shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the applicable shares of the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.

Owner Inquiries and Instructions    Get up-to-date information about your Contract at your convenience with your User ID and password. Visit our website (www.northwesternmutual.com) to enroll for access to Division performance information, forms for routine service, and daily unit values for Contracts you own. Eligible Contract Owners may also set up certain electronic payments, transfer invested assets among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For questions about your Contract or Division values, assistance with payments or distributions, or other contract changes (such as transferring among investment options, changing allocations, or obtaining Division performance information), please contact us toll-free at 1-888-455-2232.

The submission of transfer or withdrawal instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Householding    To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses for the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

For purchases of and additional deposits into the Contract, your registered representative receives a commission of 2.5% on the first $100,000 and 1.25% on the next $400,000 and 0.5% on amounts over $500,000, and servicing compensation of 0.15% annually. There is also a bonus program that rewards your registered representative for total annuity sales that can pay your registered representative a bonus commission rate of up to 0.75% for the sale of a variable annuity contract.

NMIS and the Northwestern Mutual Wealth Management Company (“NMWMC”) use a system referred to as a “grid” for paying registered representatives commissions and fees for the sale or servicing of other investments such as mutual funds in brokerage accounts or advisory accounts. The higher level of overall commissions or fees for investments that your registered representative is responsible for generating, the higher percentage of commissions or fees they receive, which in turn lowers the percentage of fees or commissions retained by NMIS or NMWMC; those breakpoints and percentages are what is referred to as the grid. The grid payout percentages range between 35% and 95% payable to the registered representative, depending on the level of sales or fees generated by that registered representative during the previous year. Therefore, a registered representative’s current year grid level is set based on the registered representative’s previous year’s sales production. Sales of Contracts count towards sales production used to measure grid placement, even though commissions for Contracts are not paid out through the grid. The ability to improve grid placement in the following year provides an incentive for your registered representative to sell the Contract.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as additional bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts help registered representatives and/or their managers qualify for such compensation and benefits.

NMIS does not pay its registered representatives any portion of the 12b-1 fees related to mutual funds held in certain accounts with assets under $50,000. Because a registered representative may receive ongoing compensation on a sale of a Contract below $50,000, but will not receive ongoing compensation on mutual fund investments below that amount, a registered representative has an incentive to recommend the Contract for purchases below $50,000.

Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under variable income plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a variable income plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

For the back-load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. (See “Mortality Rate and Expense Risk Charges.”) The Contracts issued prior to March 31, 2000, do not include this conversion feature, and we currently pay dividends on some of those Contracts. (See “Dividends for Contracts Issued Prior to March 31, 2000.”)

Dividends for Contracts Issued Prior to March 31, 2000    During the year 2020 we are paying dividends on approximately 53% of the inforce variable annuity contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract Value which is defined as the value of the Accumulation Units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Account. Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract Value of less than $25,000. Approximately 91% of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2020 represents about 0.68% of the average variable Contract Value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific Contract is about 0.75%.

We credit any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code, dividends cannot be paid in cash but must be applied as Net Purchase Payments under the Contract.

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for front-load or back-load Contracts without paying a second charge for sales expenses. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

In general, amounts exchanged from a Contract with a withdrawal charge to a new back-load Contract are not assessed a withdrawal charge when the exchange is effected; rather, premium payments are placed in the same withdrawal charge category under the new back-load Contract as they were before the exchange (any appreciation attributable to the premium payments is not subject to withdrawal charges). A similar rule applies to amounts exchanged from a front-load Contract to a new back-load Contract (i.e., no withdrawal charge or sales load will be charged on premium payments and any appreciation attributable thereto that are exchanged into a new back-load Contract) and to amounts exchanged from a front-load Contract to a new front-load Contract (i.e., no second front-load will be charged on amounts exchanged from an existing front-load Contract to a new front-load Contract). We may also allow internal exchanges on back-load Contracts when (i) there are no applicable withdrawal charges on the Contract being exchanged, and (ii) the exchange involves a rollover from a qualified plan to an IRA or another qualified plan or a consolidation into an existing or new front-load Contract. Fixed annuity contracts, which are not described in this prospectus, are available in exchange for the Contracts on a comparable basis.

Speculative Investing    Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Abandoned Property Requirements    Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.

Cybersecurity & Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as coronavirus COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Contract due to a disaster or other catastrophe.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

More information about the Contract and NML Variable Annuity Account B (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2021, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Risk Products Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

TO: The Northwestern Mutual Life Insurance Company

Risk Products Department

Room T22

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for the NML Variable Annuity Account B, Flexible Payment Variable Annuity to:

Name

Address

City                                                                                                                                State                            Zip

APPENDIX A: Portfolios Available under Your Contract

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at [NMwebsite.com]. You can also request this information at no cost by calling (888) 455-2232 or by sending an email request to [NMemailaddress.com] In addition to the Portfolios listed below, the Contract also offers fixed options (see “Other Benefits Available Under the Contract - Fixed Options” above), subject to restrictions, which can earn interest for specified periods at declared rates.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 year
Long-term growth of capital with current income as a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/ Wellington Management Company LLP
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/ Fiduciary Management, Inc.
Investment results that approximate performance of Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA
Long-term growth and income as a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.
Long-term growth of capital and income	Domestic Equity Portfolio[2]	Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/ T. Rowe Price Associates, Inc
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/ Wellington Management Company LLP
Investment results that approximate performance of S&P MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA

Long-term capital growth	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/ Wellington Management Company LLP
Investment results that approximate performance of Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/ T. Rowe Price Associates, Inc
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC
Capital appreciation	Research International Core Portfolio[2]	MSA/Aberdeen Asset Managers Limited
Long-term growth of capital	International Equity Portfolio[2]	MSA/Templeton Investment Counsel, LLC
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/ Massachusetts Financial Services Company
Maximum current income consistent with liquidity and stability of capital	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC
Provide as high a level of current income consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/ T. Rowe Price Associates, Inc
Provide as high a level of total return consistent with prudent investment risk; a secondary objective to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Wells Capital Management, Inc.
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Protection Portfolio[2]	MSA/American Century Investment Management, Inc.
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC
Realize as high a level of total return	Balanced Portfolio[2]	MSA

consistent with prudent investment risk, through income and capital appreciation
Realize as high a level of total return as is consistent with reasonable investment risk	Asset Allocation Portfolio[2]	MSA
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[3]	Fidelity Management & Research Company/FMR Co., Inc.[4]
Long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio – Initial Class[3]	Fidelity Management & Research Company/FMR Co., Inc.[4]
Long-term growth of capital by investing primarily in securities of companies that meet Portfolio’s environmental, social and governance criteria	Sustainable Equity Portfolio[5]	Neuberger Berman Advisers Management Trust
Long-term growth of capital	U.S. Strategic Equity Fund[6]	Russell Investment Management LLC (RIM)[7]
Long-term growth of capital	U.S. Small Cap Equity Fund[6]	RIM[7]
Current income and long-term growth of capital	Global Real Estate Securities Fund[6]	RIM[7]
Long-term growth of capital	International Developed Markets Fund[6]	RIM[7]
Total return	Strategic Bond Fund[6]	RIM[7]
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[6]	RIM[7]
Above-average long-term capital appreciation and moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[6]	RIM[7]
High long-term capital appreciation; as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Growth Strategy Fund[6]	RIM[7]
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund[6]	RIM[7]

Total return	Commodity Return Strategy Portfolio – Class 2[8]	Credit Suisse Asset Management, LLC

1 [Footnote for each figure in this column that reflects a waiver: This reflects an expense reimbursements and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.]

2 A series of Northwestern Mutual Series Fund, Inc., for which MSA, our wholly-owned company, serves as investment adviser.

3 The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.

4The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

5 A series of Neuberger Berman Advisers Management Trust.

6 A series of Russell Investment Funds.

7Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.

8 A series of Credit Suisse Trust.

APPENDIX B—Prior Contracts

To the extent not otherwise described below, or specifically described elsewhere in this prospectus, the material features of prior series of these Contracts are consistent with the current series of Contracts as described in this prospectus.

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
		Front Load Contract (LL)	Back Load Contract (MM)	Front Load Contract	Back Load Contract
Dates Offered (Subject to State Approval)	11/1/1968 - 12/16/1981	12/17/1981 – 4/29/83	12/17/81-3/30/95	3/31/1995 - 3/30/2000
Front Load	Cumulative purchase payments for the contract year are subject to the following front-end loads: • 8% first $5,000 • 4% next $20,000 • 2% next $75,000 • 1% on amounts over $100,000	Cumulative purchase payments are subject to the following front-end loads: • 3% first $25,000 • 2% next $75,00 • 1% on amounts over $100,000	Not Applicable	Cumulative purchase payments are subject to the following front-end loads: • 4.00% first $100,000 • 2.00% next $400,000 • 1.00% next $500,000 • 0.50% on amounts over $1,000,000	Not Applicable
Withdrawal Charge (Back Load)	Not Applicable	Not applicable

Cumulative purchase payments are subject to the following withdrawal charges:

•        8% of the first $25,000

•        4% of the next $75,000

•        2% on amounts over $100,000

On each anniversary, the charge reduces 1%. Withdrawal charges are waived as described in the prospectus (See “Waiver of Withdrawal Charges”) except that such charges will be waived if proceeds are settled under a fixed life income plan on or after the 10th contract anniversary, or if proceeds are settled anytime under a variable life income or period certain income plan for a period of 5 or more years.

Not Applicable

Cumulative purchase payments are subject to the following withdrawal charges:

•        8.00% of the first $100,000

•        4.00% of the next $400,000

•        2.00% on the next $500,000

•        1.00% on amounts over $1,000,000

On each anniversary, the charge reduces 1%. Waiver of withdrawal charges is consistent with current series.

Annual Mortality Rate/ Annuity Rate & Expense Guarantee Charge (Applied daily against the unit value of each variable investment division.)	Accumulation Units: Maximum: 1% Current: 0.75%	Accumulation Units: Maximum: 1.00% Current: 0.75%	Accumulation Units: Maximum: 1.50% Current: 1.25%	Accumulation Units: Maximum: 0.75% Current: 0.40% Annuity Units: Maximum: 0.75% Current: 0.00%	Accumulation Units: Maximum: 1.50% Current: 1.25% Annuity Units: Maximum: 1.50% Current: 1.25%

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM	QQ
			Front Load Contract	Back Load Contract
Annual Contract Fee	None	The contract fee is lesser of $30 or 1% of accumulation value at the anniversary, but it is waived in a manner consistent with the current series.	The contract fee is consistent with the current series.
Amount of the Death Benefit

Annuitant Dies on or After 75th birthday:

The payment at death will be the value of the Accumulation Units determined as of the close of business on the valuation date on which proof of death is received in the Home Office, or if later the date on which a method of payment is elected.

Annuitant Dies Before 75th birthday:

The payment at death will not be less than the total considerations, excluding those for the Disability Waiver of Consideration Benefit, paid under the contract; less any amounts returned in a surrender of a portion of the Accumulation Value.

Annuitant Dies on or After 75th birthday:

The payment at death will be the Accumulation Value of the contract determined on the Valuation Date on which proof of death is received in the Home Office, or if later the date on which a method of payment is elected.

Annuitant Dies Before 75th birthday:

The death benefit will not be less than the total Purchase Payments paid under the contract, less any amounts withdrawn under the contract.

Distribution of the Death Benefit	Upon receipt in the Home Office of satisfactory proof of the death of the Annuitant before the maturity date payment of the death benefit will be paid to the beneficiary. The Owner may name or change a beneficiary while the Annuitant is living; or during the first 60 days after the death of the Annuitant, if the Annuitant was not the Owner immediately prior to the Annuitant’s death. A change made during this 60 days cannot be revoked. If the Owner is the Annuitant and dies before the Contract’s Maturity Date, each beneficiary may elect to continue his or her respective portion of the death proceeds to a new (current series) Contract through an internal exchange. If the Owner is not the Annuitant and the Annuitant dies before the maturity Date, the Death Benefit becomes payable to the Owner; however, if the Owner and the Beneficiary are the same, the Owner may elect to exchange the death proceeds to a new (current series) Contract through an internal exchange, or elect any other settlement choice available.
Withdrawal Charge Free Amount	Not Applicable	LL Series: There is no “withdrawal charge free” amount.

MM Series issued before 1991:

By Company practice, a “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal, up to 10% of the Accumulation Value on the last Contract anniversary.

			Not Applicable	By Company practice, a “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal, up to 10% of the Accumulation Value on the last Contract anniversary.

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
				Front Load Contract	Back Load Contract
Waiver of Withdrawal Charge on Income Plans	Not Applicable	LL Series Not applicable	MM Series There is no withdrawal charge on benefits paid under a fixed life income plan that takes effect on or after the tenth anniversary of the contract.	Not Applicable	The waiver of withdrawal charge on Income Plans is consistent with the current series.
Maximum Maturity Age	By Company practice, and as state law allows, the maximum maturity age is stated in your contract.
Fixed Options	The rates, Income Plans, transfer restrictions, and other features of the Fixed Options vary from series to series and state to state. See your Contract and any Contract amendment for details. You may not invest in any fixed option unless your Contract provides for a fixed investment option or if your Contract contains an amendment dated before January 1, 2013 providing for such a fixed investment option.

Expense Examples for Prior Contracts

The following Examples apply to contracts previously issued by the Company and are calculated under the same assumptions as the Examples for the current Contract. (See “Examples”). Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

JJ/KK Series Contracts Issued Prior to December 17, 1981

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$800	$1,283	$1,790	$3,177
Minimum Total Annual Portfolio Operating Expenses	$715	$960	$1,224	$1,977

LL/MM Series Contracts Issued After December 16, 1981 and Prior to March 31, 1995

Assuming a surrender or annuitization, just before the end of each time period, to a fixed income plan prior to the 10th contract anniversary or a period certain income plan for a period of less than 5 years; i.e., where a withdrawal charge would apply

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$1,065	$1,482	$1,924	$3,248
Minimum Total Annual Portfolio Operating Expenses	$975	$1,144	$1,338	$2,041

Assuming no surrender, no annuitization or assuming an annuitization to a fixed life income plan on or after the 10th contract anniversary, or if the proceeds are settled anytime under a variable life income or period certain income plan for a period of 5 or more years

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$265	$882	$1,524	$3,248
Minimum Total Annual Portfolio Operating Expenses	$175	$544	$938	$2,041

Annual contract fee is reflected as	0.02%

QQ Series Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

Back-Load Contract—(assuming a surrender or annuitization, just before the end of each time period, to a fixed income plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$1,065	$1,482	$1,924	$3,248
Minimum Total Annual Portfolio Operating Expenses	$975	$1,144	$1,338	$2,041

Back-Load Contract—(assuming no surrender, no annuitization, or assuming an annuitization to a variable income plan; i.e., where a withdrawal charge would not apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$265	$882	$1,524	$3,248
Minimum Total Annual Portfolio Operating Expenses	$175	$544	$938	$2,041

Front-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$580	$1,024	$1,494	$2,788
Minimum Total Annual Portfolio Operating Expenses	$493	$693	$909	$1,530

	Front-Load Contract	Back-Load Contract
Annual contract fee is reflected as	0.00%	0.02%

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2021

FLEXIBLE PAYMENT VARIABLE ANNUITY

An individual flexible payment Variable Annuity Contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)	457 Deferred Compensation Plan Annuities
Roth IRAs	Tax Deferred Annuities
Simple IRAs	Non-Transferable Annuities
Simplified Employee Pension Plan IRAs	Non-Tax Qualified Annuities

There are two classes of the Contract: a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account B

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Risk Products Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number (888) 455-2232, or visiting the website www.northwesternmutual.com.

DISTRIBUTION OF THE CONTRACTS

The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.

Year	Amount
2020	[_________]
2019	$66,693,605
2018	$72,716,394

NMIS also provides certain services related to the administration of certain payment plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; and “Deductions.”

Amount of Annuity Payments    The amount of the first annuity payment under a variable Income Plan will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Income Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 2012 Individual Annuity Mortality Period Table with 125% of Projection Scale G2, a 5.00% load, and an age adjustment. For currently-issued contracts (“RR series”), the Company may offer higher initial payment rates.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of an Income Plan a Contract will not share in the divisible surplus of Northwestern Mutual. The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Income Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value    The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments    To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000
(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000
(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000
(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$4.90
(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$245.00
(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000
(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	163.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $245.00, and payments thereafter of the varying dollar value of 163.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 163.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 163.33 multiplied by $1.501000, or $245.16.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 163.33 X $1.499000, or $244.83.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract purchased as a tax-deferred annuity pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”) cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

EXPERTS

The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2019, and the financial statements of NML Variable Annuity Account B as of December 31, 2020 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

[TO BE FILED BY AMENDMENT]

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)	Financial Statements

(1)    NML Variable Annuity Account B

Included in the Statement of Additional Information are:

Statements of Assets and Liabilities as of the end of the most recent fiscal year

Statements of Operations as of the end of the most recent fiscal year

Statements of Changes in Net Assets for each of the two most recent fiscal years

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

(2)	The Northwestern Mutual Life Insurance Company

Included in the Statement of Additional Information are:

Consolidated Statement of Financial Position at the end of each of the most recent two fiscal years

Consolidated Statement of Operations for each of the three most recent fiscal years

Consolidated Statement of Changes in Surplus for each of the three most recent fiscal years

Consolidated Statement of Cash Flows for each of the most recent three fiscal years

Notes to Consolidated Statutory Financial Statements

Report of Independent Registered Public Accounting Firm

(b)	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(b)(1)(a)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending NML Variable Annuity Account B Operating Authority	Exhibit (b)(1)(a) to Form N-4 Post-Effective Amendment No. 69 for NML Variable Annuity Account B, File No. 2-29240, filed on February 21, 2006
(b)(1)(b)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company creating the Account and resolution of the Executive Committee designating the formations of “NML Variable Annuity Account A” and “NML Variable Annuity Account B”	Exhibit 99(b) to Form N-4 Registration Statement for NML Variable Annuity Account A, File No. 333-22455, filed on February 27, 1997
(b)(3)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(b)(4)(a)(1)	Form of Flexible Payment Variable Annuity front-load Contract, RR.V.B.FR.(0805)	Exhibit (b)(4)(a) to Form N-4 Post-Effective Amendment No. 68 for NML Variable Annuity Account B, File No. 2-29240, filed on August 19, 2005
(b)(4)(a)(2)	Form of Flexible Payment Variable Annuity back-load Contract, RR.V.B.BK.(0805)	Exhibit (b)(4)(b) to Form N-4 Post-Effective Amendment No. 68 for NML Variable Annuity Account B, File No. 2-29240, filed on August 19, 2005
(b)(4)(b)(1)	Form of Flexible Payment Variable Annuity front-load Contract, RR.V.B.FR.(0704) and Amendment of Contract to Qualify as an Annuity for non-tax qualified business (032000) (sex neutral)	Exhibit B(4)(a) to Form N-4 Post-Effective Amendment No. 64 for NML Variable Annuity Account B, File No. 2-29240, filed on April 29, 2004

(b)(4)(b)(2)	Form of Flexible Payment Variable Annuity back-load Contract, RR.V.B.BK.(0704) and Amendment of Contract to Qualify as an Annuity for non-tax qualified business (032000) (sex neutral)	Exhibit B(4)(a)(1) to Form N-4 Post-Effective Amendment No. 64 for NML Variable Annuity Account B, File No. 2-29240, filed on April 29, 2004
(b)(4)(b)(3)	Variable Annuity front-load and back-load Contract, RR.V.B.FR.(0704) and RR.V.A.B.BK.(0704) Payment Rate Tables (sex distinct)	Exhibit B(4)(b) to Form N-4 Post-Effective Amendment No. 64 for NML Variable Annuity Account B, File No. 2-29240, filed on April 29, 2004
(b)(4)(c)(1)	Form of Flexible Payment Variable Annuity front-load Contract, RR.V.B.FR.(0803) and Amendment of Contract to Qualify as an Annuity for non-tax qualified business (032000) (sex neutral)	Exhibit (b)(4)(a)(1) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(4)(c)(2)	Form of Flexible Payment Variable Annuity back-load Contract, RR.V.B.BK.(0803) and Amendment of Contract to Qualify as an Annuity for non-tax qualified business (032000) (sex neutral)	Exhibit (b)(4)(b)(1) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(4)(c)(3)	Amendment of Annuity Contract to Qualify as Former Pension Annuity for Front and Back Loan Contracts (FORPEN.AMDT.(0103))	Exhibit (b)(4)(c)(3) to Form N-4 Post-Effective Amendment No. 70 for NML Variable Annuity Account B, File No. 2-29240, filed on March 24, 2006
(b)(4)(c)(4)	Variable Annuity front-load and back-load Contract, RR.V.B.FR.(0803) and RR.V.A.B.BK.(0803) Payment Rate Tables (sex distinct)	Exhibit (b)(4)(c)(1) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(4)(c)(5)	Enhanced Death Benefit Rider for front-load and back-load Contracts, VA.EDB.(0803)	Exhibit (b)(4)(d) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(4)(d)(1)	Flexible Payment Variable Annuity front-load Contract, RR.V.B. (032000), including Amendment to Qualify as an Annuity for non-tax qualified business (sex neutral)	Exhibit B(4)(a) to Form N-4 Post-Effective Amendment No. 58 for NML Variable Annuity Account B, File No. 2-29240, filed on January 27, 2000
(b)(4)(d)(2)	Flexible Payment Variable Annuity back-load Contract, RR.V.B. (032000), including Amendment to Qualify as an Annuity for non-tax qualified business (sex neutral)	Exhibit B(4)(a)(1) to Form N-4 Post-Effective Amendment No. 58 for NML Variable Annuity Account B, File No. 2-29240, filed on January 27, 2000

(b)(4)(d)(3)	Variable Annuity front-load and back-load Contract Payment Rate Tables, RR.V.A.B. (032000)	Exhibit B(4)(b) to Form N-4 Post-Effective Amendment No. 58 for NML Variable Annuity Account B, File No. 2-29240, filed on January 27, 2000
(b)(4)(d)(4)	Enhanced Death Benefit for front-load and back-load Contracts, VA.EDB.(032000)	Exhibit B(4)(c) to Form N-4 Post-Effective Amendment No. 58 for NML Variable Annuity Account B, File No. 2-29240, filed on January 27, 2000
(b)(4)(d)(5)	Waiver of Withdrawal Charge Rider for back-load Contract, VA.WWC.(032000)	Exhibit (b)(4)(e) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(4)(e)(1)	Form of Variable Annuity front-load Contract, QQV.ACCT. B (sex neutral). Referenced to Exhibit (b) 4-1 to Form N-4 Post-Effective Amendment No. 49 for NML Variable Annuity Account B, File No. 2-29240, filed on November 24, 1994	Exhibit (b)(4)(e)(1) to Form N-4 Post-Effective Amendment No. 70 for NML Variable Annuity Account B, File No. 2-29240, filed on March 24, 2006
(b)(4)(e)(2)	Form of Variable Annuity back-load Contract, QQV.ACCT. B (sex neutral). Referenced to Exhibit (b) 4-2 to Form N-4 Post-Effective Amendment No. 49 for NML Variable Annuity Account B, File No. 2-29240, filed on November 24, 1994	Exhibit (b)(4)(e)(2) to Form N-4 Post-Effective Amendment No. 70 for NML Variable Annuity Account B, File No. 2-29240, filed on March 24, 2006
(b)(4)(e)(3)	Form of Variable Annuity front-load and back-load Contract Payment Rate Tables, QQV.ACCT.A.B (sex distinct). Referenced to Exhibit (b) 4-3 to Form N-4 Post-Effective Amendment No. 49 for NML Variable Annuity Account B, File No. 2-29240, filed on November 24, 1994	Exhibit (b)(4)(e)(3) to Form N-4 Post-Effective Amendment No. 70 for NML Variable Annuity Account B, File No. 2-29240, filed on March 24, 2006
(b)(4)(f)	Specimen Forms of Deferred and Immediate Variable Annuity Contracts, LL V 1 B and LL V 2 B. Referenced to Exhibit 1 to Form S-6 Post-Effective Amendment No. 26 for NML Variable Annuity Account B, File No. 2-29240	Exhibit (b)(4)(f) to Form N-4 Post-Effective Amendment No. 70 for NML Variable Annuity Account B, File No. 2-29240, filed on March 24, 2006
(b)(4)(g)	Specimen form of Variable Annuity Contract, JJ V-2A. Referenced to Exhibit 2 to Form S-6 Post-Effective Amendment No. 1 for NML Variable Annuity Account B, File No. 2-29240, filed on February 24, 1970	Exhibit (b)(4)(g) to Form N-4 Post-Effective Amendment No. 70 for NML Variable Annuity Account B, File No. 2-29240, filed on March 24, 2006
(b)(4)(h)(1)	Flexible Payment Deferred Variable Annuity – Account B front-load Contract, ICC12.RR.VA.BFR. (0313)	Exhibit (b)(4)(h)(1) to Form N-4 Post-Effective Amendment No. 84 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2014

(b)(4)(h)(2)	Flexible Payment Deferred Variable Annuity – Account B back-load Contract, ICC12.RR.VA.BBK. (0313)	Exhibit (b)(4)(h)(2) to Form N-4 Post-Effective Amendment No. 84 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2014
(b)(4)(h)(3)	Enhanced Death Benefit for front-load and back-load Contracts, ICC12.VA.EDB. (0313)	Exhibit (b)(4)(h)(3) to Form N-4 Post-Effective Amendment No. 84 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2014
(b)(5)	Form of Application for front-load and back-load Contracts (0805), with Owner Identity Verification (0104) and Variable Annuity Suitability Supplement (0805)	Exhibit (b)(5) to Form N-4 Post-Effective Amendment No. 68 for NML Variable Annuity Account B, File No. 2-29240, filed on August 19, 2005
(b)(6)(a)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit EX-99.B1 to Form N-4 Post-Effective Amendment No. 52 for NML Variable Annuity Account B, File No. 2-29240, filed on November 13, 1995
(b)(6)(b)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit B(6) to Form N-4 Post-Effective Amendment No. 63 for NML Variable Annuity Account B, File No. 2-29240, filed on February 28, 2003
(b)(8)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(b)(8)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006

(b)(8)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (b)(8)(a)(4) to Form N-4 Post-Effective Amendment No. 82 for NML Variable Annuity Account B, File No. 2-29240, filed on April 24, 2013
(b)(8)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(b)(8)(c)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisors Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 24, for NML Variable Annuity Account A, File No. 333-72913, filed on April 25, 2012
(b)(8)(d)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(d) to Form N-4 Post-Effective Amendment No. 27 for NML Variable Annuity Account A, File No. 333-72913, filed on October 1, 2013
(b)(8)(e)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(b)(8)(f)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006

(b)(8)(f)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(b)(8)(g)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(h)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(b)(8)(i)	Form of Amendment to Participation Agreement Regarding Rule 498	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 27 for NML Variable Annuity Account A, File No. 333-72913, filed on October 1, 2013
(b)(8)(j)	Power of Attorney	Filed herewith
(b)(8)(k)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(b)(9)(k)	Opinion and Consent of Chris K. Gawart, Esq. dated October 20, 2020	Filed herewith
(b)(10)(l)	Consent of PricewaterhouseCoopers LLP dated April , 2021	To be filed by Post-amendment
(b)(11)(o)	Form of Initial Summary Prospectus	Filed herewith

Item 25.  Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company, without regard to their activities relating to variable annuity contracts or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of September 21, 2020

Name	Address
John N. Balboni	Retired Senior Vice President & CIO International Paper 105 E. Goodwyn Memphis, TN 38111

Nicholas E. Brathwaite	Co-Found & Partner Riverwood Capital 2494 Sand Hill Road Building 7, Suite 100 Menlo Park, CA 94025

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Dale E. Jones	CEO & President Diversified Search 1200 New Hampshire Avenue, NW Suite 820 Washington, DC 20036

Randolph W. Melville	Retired Senior Vice President & General Manager West Division Frito-Lay North America 7901 Windrose Avenue, Unit 604 Plano, TX 75024

Jaime Montemayor	Chief Digital and Technology Officer General Mills One General Mills Boulevard Minneapolis, MN 55426

Timothy H. Murphy	General Counsel Mastercard 2000 Purchase Street Purchase, NY 10577

Andrew N. Nunemaker	Senior Vice President of Product Development Applied Systems 2221 N. Terrace Avenue Milwaukee, WI 53202

Anne M. Paradis	Retired CEO MicroTek, Inc. 72 Reservation Road Sunderland, MA 01375

John E. Schlifske	Chairman, President & CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Aarti Shah	Senior Vice President, Chief Information & Digital Officer Eli Lilly Lilly Corporate Center Indianapolis, IN 46285

Mary Ellen Stanek	Managing Director & Director of Asset Management Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

S. Scott Voynich	Retired Chairman Robinson, Grimes & Company, PC 5009 Donna Sue Drive Columbus, GA 31907

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 241 N. Broadway Suite 300 Milwaukee, WI 53202

Benjamin F. Wilson	Chairman Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Juan C. Zarate	Chairman & Co-Founder Financial Integrity Network 1919 M Street, NW, Suite 200 Washington, DC 20036

EXECUTIVE OFFICERS

John E. Schlifske	Chairman, President & Chief Executive Officer
Souheil Badran	Executive Vice President & Chief Operating Officer
Michael G. Carter	Executive Vice President, Chief Financial Officer & Chief Risk Officer
Timothy J. Gerend	Executive Vice President & Chief Distribution Officer
Aditi J. Gokhale	Executive Vice President & Chief Commercial Officer
John M. Grogan	Executive Vice President & Chief Product and Innovation Officer
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd M. Jones	Vice President & Controller
Raymond J. Manista	Executive Vice President; Chief Legal Officer, Chief Compliance Officer & Secretary
Christian W. Mitchell	Executive Vice President & Chief Customer Officer
Don J. Robertson	Executive Vice President & Chief Human Resources Officer
Neal Sample	Executive Vice President & Chief Information Officer

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 26.  Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2019 are set forth on the following pages. In addition to these subsidiaries, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. (the “Funds”), shown below as a subsidiary of Northwestern Mutual, is an investment company registered under the Investment Company Act of 1940, offering shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2020)
Legal Entity Name	Domestic Jurisdiction	Owner%
Operating Subsidiaries
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Management Company, LLC(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2020)
Legal Entity Name	Domestic Jurisdiction	Owner%
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00

All Other Subsidiaries
1838938 Alberta Ltd. (2)	Canada	100.00
1890 Maple, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
45East11(2)	Cayman Islands	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	100.00
777 North Van Buren Condominium Association, Inc. (2)	Wisconsin	100.00
777 North Van Buren Parking, LLC(2)	Delaware	100.00
777 North Van Buren Retail, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
Artisan Garden Apartments, LLC(2)	Delaware	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
BCC Cancer Venture, LP(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford II SPE, LLC(2)	Delaware	100.00
Bradford Master Association Inc. (2)	North Carolina	100.00
Brandwine Distribution, LLC (2)	Delaware	100.00
Burgundy, LLC(2)	Delaware	100.00
Cedarstone, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Chelsea Ventures, LLC(2)	Maryland	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00
Cortona Holdings, LLC(2)	Delaware	100.00
Cream City Venture Capital, LLC(2)	Delaware	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
Dortmund, LLC(2)	Delaware	100.00
Fairfield Potomac Club, LLC(2)	Delaware	100.00
FB #2, LLC(2)	Maryland	100.00
FES, LLC(2)	Delaware	100.00
GRO, LLC(2)	Delaware	100.00
GRO-SUB, LLC(2)	Delaware	100.00
Hamptons PBG, LLC (2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Los Alamitos Corporate Center Joint Venture, LLC(2)	California	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Model Portfolios, LLC(2)	Delaware	100.00
MPC Park 27 Industrial, LLC(2)	Florida	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2020)
Legal Entity Name	Domestic Jurisdiction	Owner%
Network Office Cashiership, LLC(2)	Delaware	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM Career Distribution Holdings, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM Gen, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Green, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, LLC.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Neptune, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM QOZ Fund, LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NMC V Equity Fund, LP(2)	Delaware	100.00
NMC V Mezz Fund, LP	Delaware	100.00
NMC V GP, LLC(2)	Delaware	100.00
NM-Hemlock, LLC(2)	Delaware	100.00
NM-Jasper, Inc. (2)	Delaware	100.00
NM-Morristown, LLC(2)	Delaware	100.00
NM-RESA, LLC(2)	Delaware	100.00
NM-Pulse, LLC(2)	Delaware	100.00
NM-SAS, LLC(2)	Delaware	100.00
NM-Skye, LLC(2)	Delaware	100.00
NM-West Hartford, LLC(2)	Delaware	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMLSP1, LLC(2)	Delaware	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Broadway Plaza, LLC(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP V, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2020)
Legal Entity Name	Domestic Jurisdiction	Owner%
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	100.00
Northwestern Mutual Life Clubs Associated, Inc.(2)	Wisconsin	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	100.00
NorthWoods Phase I, LLC(2)	Delaware	100.00
NorthWoods Phase II, LLC(2)	Delaware	100.00
NWM ZOM GP, LLC(2)	Delaware	100.00
NYLV, LLC(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regency NM Johns Creek, LLC(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Ruhl Financial Group, LLC(2)	Delaware	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Seattle Network Office, LLC(2)	Delaware	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Tapestry Condominium Owners Association, Inc. (2)	Tennessee	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	100.00
Walden OC, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2018, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.

(2)	Subsidiary included in the consolidated financial statements.

(3)

Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of: Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 27.  Number of Contract Owners

As of March 31, 2020, 322,132 variable annuity contracts issued in connection with NML Variable Annuity Account B were outstanding. 279,444 such contracts were issued as contracts for plans qualifying for special treatment under various provisions of the Internal Revenue Code. 42,688 such contracts were not so issued.

Item  28.  Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item  29.  Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account C (811-21886), the Northwestern Mutual Variable Life Account (811-3989) and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of February 18, 2020, the directors and officers of NMIS are as follows:

Name	Position
Lori M. Brissette	Vice President, Insurance and Annuity Client Services
Bradley L. Eull	Secretary
Don P. Gehrke	Vice President, Retail Investment Operations, Chief Operations Officer
Timothy J. Gerend	Executive Vice President, Chief Distribution Officer
Dean Hopp	Vice President, IPS Investment Programs
Fred Jambukeswaran	Chief Technology Officer
Susan Limbach	Assistant Treasurer
Kelly L. Martin	Treasurer and Financial and Operations Principal
Mark McNulty	NMIS Anti-Money Laundering Officer
Fawaz Rasheed	Chief Information Security Officer
John C. Roberts	Vice President, Distribution Performance
Sarah R. Schneider	Vice President, New Business
Eva Marie Schoenborn	President and Chief Executive Officer
David W. Simbro	Senior Vice President, Life, Annuity and Product Solutions
Justin Stipan	Senior Director Training and Implementation
Rebecca L. Sujecki	Assistant Treasurer
William H. Taylor	Vice President, Financial Planning and Sales
Rebecca Villegas	Vice President, NMIS Compliance, Chief Compliance Officer
Alan M. Werth	Third Party Sales Consultant
Becki Williams	Vice President, Advanced Markets
Terry R. Young	Assistant Secretary

The address for each director and officer of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $[        ] of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year for sales of variable annuity contacts, and interests therein, issued in connection with the Registrant.

Item  30.  Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item  31.  Management Services

There are no contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item  32.  Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request at the address or phone number listed in the prospectus.

(d) Reference is made to the indemnification provisions disclosed in response to Item 28. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the registered securities, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(e) The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the contracts.

REPRESENTATION REGARDING TAX-DEFERRED ANNUITIES

Reference is made to a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission and addressed to the American Council of Life Insurance (the “no-action letter”). In accordance with the requirements of paragraph (5) on page 4 of the no-action letter, the Registrant represents that the no-action letter is being relied upon and that the provisions of paragraphs (1)(4) thereof have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NML Variable Annuity Account B, has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 28th day of October, 2020.

NML VARIABLE ANNUITY ACCOUNT B
(Registrant)

By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske,
Chairman and Chief Executive Officer

As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 28th day of October, 2020.

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske,
Chairman and Chief Executive Officer

As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Executive Vice President and
Michael G. Carter	Chief Financial Officer;
Principal Financial Officer

/s/ TODD JONES	Vice President and Controller;
Todd Jones	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ Nicholas E. Brathwaite*	Trustee
Nicholas E. Brathwaite

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Dale E. Jones*	Trustee
Dale E. Jones

Trustee
Randolph W. Melville

/s/ Jaime Montemayor*	Trustee
Jaime Montemayor

Trustee
Timothy H. Murphy

Trustee
Andrew N. Nunemaker

/s/ Anne M. Paradis*	Trustee
Anne M. Paradis

/s/ John E. Schlifske*	Trustee
John E. Schlifske

Trustee
Artie Shah

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

/s/ Juan C. Zurate*	Trustee
Juan C. Zurate

*By:	/S/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact, pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of October 28, 2020.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-4

POST-EFFECTIVE AMENDMENT NO. 91 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NML VARIABLE ANNUITY ACCOUNT B

Exhibit	Description
(b)(9)(j)	Power of Attorney	Filed herewith
(b)(9)(k)	Opinion and Consent of Chris K. Gawart, Esq. dated October 20, 2020	Filed herewith
(b)(11)(o)	Form of Initial Summary Prospectus	Filed herewith